UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08649

EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler

640 Fifth Avenue, 8th Floor

New York, NY 10019

(Name and address of agent for service)

registrant’s telephone number, including area code:    212-735-9500

Date of fiscal year end:    June 30

Date of reporting period:    June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

JUNE 30, 2012

ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2012

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended June 30, 2012 the E.I. I. Realty Securities fund rose 14.0% on a per share basis compared to 14.9% for the FTSE/NAREIT Equity Index. For the fiscal year ending June 30 the fund rose 13.9% compared to the Index gain of 12.9%.

In the first half of 2012 the global economy has again begun to show signs of stress, as for the third year in a row, worries over the structural integrity of the euro-zone threatens the sustainability of an already fragile global recovery. With Europe in recession and economic growth moderating in the US and China, financial markets have been on high alert. The US economy has muddled along thus far this year, but more recently, several data points, including the June employment report along with the PMI services and manufacturing surveys have pointed to a dangerous slip in economic activity.

What is different with the US this year versus the past several years is that one major engine of the economy, housing, does appear to have bottomed. Several major housing surveys including Case Schiller, ISI Homebuilders and Zelman & Associates are pointing to a bottoming in most major regions of the country, even some of the hardest hit regions such as Arizona and Florida. Several factors contributing to the stabilization of the housing market include historically low interest rates on new mortgages and refinancing, a pause in bank foreclosure activity, housing affordability, and private capital now moving into several of the hardest hit regions to buy single family homes for conversion to rental use.

Another factor that favors the US economy has been the material drop in oil and natural gas prices over the past year, which is partly a function of hydraulic fracturing, a newer technology that is being perfected by US companies on US soil. This industry has become a major contributor to US job creation and US energy independence.

However, the US faces its own day of reckoning, which will come at the end of the year when all Bush-era tax cuts are set to expire along with the implementation of major spending cuts put in place by Congress last year to address the ballooning deficit. The impact of these factors has been calculated to equate to fiscal drag of 4%, enough to push the economy with barely a 2% growth rate into recession. The consensus is that there will be some measures taken to mitigate these factors prior to or immediately following the election to perhaps 1% fiscal drag, but the political paralysis in anticipation of the election is testing that assumption. Concern over the fiscal cliff in and of itself is slowing economic growth to what may be below stall speed.

Despite these concerns, the US Real Estate Investment Trust (“REIT”) sector turned in a strong performance in the first half rising 14.9% significantly outperforming the broader equity markets, with the S&P 500 achieving a total return of 9.5%. REITs continue to maintain their “safe haven” status as they are perceived as an attractive yield alternative to bonds in the current low interest rate environment, and unlike bonds, REITs will see their dividends grow +8-10% per annum over the next several years. REIT assets are also US centric, which protects investors from some of the potential near-term downside associated with any break-up of the euro-zone.

Commercial real estate fundamentals continued to improve in the first half and low levels of new construction means that the industry can generate cash flow growth even in an environment of modest economic growth. The breath of the recovery in real estate markets has also continued to spread to secondary markets and lesser quality assets, thus narrowing the pricing gap between higher and lower quality assets.

There were a number of major transactions in the period in which US REITs made significant investments in Europe. Simon Property Group purchased a 28% interest in Klepiere, a major French shopping mall company early in the year. Subsequent moves have been limited to investments in the UK, including the Brookfield Office Properties (BPO) purchase of much of Hammerson’s London office portfolio, Biomed Realty (BMR) purchase of a lab building portfolio in Cambridge and the HCP Inc. (HCP) purchase of a mezzanine investment that is funding the buy-out of a UK assisted living operator. In all three instances, the expected returns are superior to what the respective companies could achieve in their home markets and time will tell as to whether these prove to be one-off trades, or the beginning of a more strategic global expansion.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2012

(unaudited)

Market Analysis

The US REIT sector closed the first half of 2012 at RMZ (Morgan Stanley REIT Index) 900, and within 1% of its 52 week high that was achieved in late April. The group turned in a strong performance in the period, handily outperforming the broader equity markets, treasuries and most of the major sector categories including utilities, healthcare, financials and technology. Positive earnings surprises or a new wave of M & A activity may be needed to propel REITs to new highs. Global uncertainty has been a catalyst contributing to the inflow of funds, so ironically a favorable resolution could initially cause REITs to underperform. Though REITs are again functioning as a defensive sector, ultimately they are lagging cyclicals that will benefit from restored confidence and economic growth.

This defensive characteristic was manifested by strong performance by defensive sectors within the REITuniverse, including healthcare and triple net lease REITs. Regional malls outperformed since mall fundamentals continue to dominate most other sectors, and unlike apartments, which are also exhibiting very strong operating fundamentals, the threat of new supply and phantom supply (single family housing) is not a factor. Despite continued strong rental growth, the apartment REITs are likely suffering a bit due to the restored performance of the homebuilders in 2012. Move-outs to home ownership have been creeping up of late as the rent versus own proposition has moved more in favor of owning. Perhaps more important, apartments are suffering from “second derivative” risk in that the trajectory of their cash flow growth has been so strong over the past two years that we are approaching a point where Net Operating Income (“NOI”) growth will start to moderate.

The office sector modestly underperformed the REIT average and outperformance within the sector was heavily skewed towards smaller cap names with a west coast bias. The New York centric names were middle of the pack performers and lab space and commodity office lagged. The weaker sectors in the period included industrial sector, primarily because of Prologis Trust (PLD) with its exposure to Europe. The lodging sector has lagged due to concerns regarding global growth. Industry fundamentals remain quite strong and valuations are compelling.

Capital Markets and Investment Activity

Access to capital in many forms is a key secular advantage of REITs, and it was again manifested in the period with US REITs able to issue capital in many varieties. REITs issued over $25.8B of capital during the first half of 2012 which was about the same as the $25.7B raised last year over the same period. Senior debt issuance accounted for $9.7B vs. $9.4B last year. The primary difference was a higher issuance of preferred equity with $5.4B of deals executed vs. only $2.6B in 2011. Public Storage, Inc (“PSA”) issued a historically low 5.625% Series U refinancing higher coupon issues. With the continuing decline in debt market interest rates orchestrated by ever more accommodative Federal Reserve monetary policy, anticipated further refinancing of existing callable preferreds could reach 5%. So this alternative equity may be just more advantageously priced. Common equity slipped to $10.7B from $13.6B. The largest sectors issuing capital were Retail at $5.9B and Healthcare at $5.6B.

Bonds have continued to price materially cheaper as the 10 year treasury has inched tighter ending the first half of the year at 1.66% or 30 bps less than at the start of the year. Additionally, spreads have come in with REIT bonds trading at 229bps at the start of the year to only 193bps on 6/30/12. On the new issue side some landmark deals were priced including Boston Properties selling 11 year bonds at 3.85%, CubeSmart issuing for the first time 10 year bonds at 4.82%, and Duke Realty showing how far their balance sheet has come by issuing 10 year bonds at 4.46%, all historically low yields.

On the Commercial Mortgage Backed Securities (“CMBS”) front, things are starting to slowly pick up with issuance expected to be $35B and underwriting standards have started to fall as loan-to-value ratios in the latest transaction was 66.2% versus the prior average for the newer issues of 62%. Most REITs have the advantage of being able to issue low cost unsecured debt, but higher levered REITs have also been tapping this market with great success as well. Most notably, General Growth (GGP) was able to refinance nine properties that had $2.4B of debt with a weighted average coupon of 5.24% with a new issue of $2.7B with a weighted average coupon of 4.20%, increasing proceeds by 14% while lowering their cost of capital over 100bps.

With the exception of three private REITs (Whitestone, Select Income REIT and Retail Properties of America) that all listed their companies, Initial Public Offerings (“IPO”) have been quiet, but there continues to be some very large Leveraged Buyouts (“LBO”) that could come to market as early as this fall. This includes Archstone after Lehman was able to fend off Equity Residential, Hilton Hotels and Equity Office Properties.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2012

(unaudited)

In terms of investment activity in the period, we initiated positions in several new names: Colonial Properties (CLP), Dupont Fabros (DFT) and Plum Creek Timber (PCL). Colonial is a Birmingham, AL based apartment company that is in the final stages of converting to a pure play multifamily REIT, from a diversified REIT. The company owns assets in secondary cities in the south and southwest US. We see good potential for cash flow growth and multiple expansion as the company completes its portfolio transitioning. DuPont Fabros is the number two data center REIT in the US with a primary focus on developing data centers for lease to large corporate users. DFT trades at a meaningful discount to its primary competitor, Digital Realty and will see material earnings growth as several large development assets stabilize. Plum Creek is a large timber REIT that has an investment grade credit rating, a very attractive dividend yield and trades at a sizeable discount to net asset value.

We exited several positions during the quarter and they included BRE Properties (BRE), Highwoods Properties (HIW) and Vornado Realty (VNO).

Property Analysis

Office

Space absorption levels staged a slight comeback in 2Q12 with +9.0 million square feet (“msf”) of net absorption, raising YTD totals to 10msf. The second quarter marked the 9th consecutive quarter of positive net absorption; however, gross leasing activity YTD 2012 remains 20% below 2011 levels. Vacancy declined 20 bps sequentially to 17.5% (per JLL), asking rents rose 0.3% on average, and new construction remained at about 1% of stock. The overall theme is that the recovery is continuing, but at a slower pace than 2011 and 2010. The main exception to this theme lies in the energy and tech sectors. West Coast (CA, OR or WA) accounted for 4.9msf of net absorption and South Central (TX and CO) posted 2.0msf, or combined 6.9msf or 77% of national net absorption in the quarter. The three large markets (NY, DC and Chicago) pulled down national statistics again in 2Q12. Supply remains in check nationally, but is relatively high in NY (1.8% of stock) and Washington DC (1.8%). Vacancy for US office REITs averages about 10%, much better than national averages due to better management, markets and properties. We expect modest improvement in property NOI in 2012, as a recovery in NOI lags the recovery in market fundamentals due to long term leases.

Office transaction volumes were up 20% in 1Q12, but appear to have lost some momentum in 2Q12 ending flat over the prior year period. Private market cap rates for office properties have rebounded about 50% from the trough, but remain 15-20% below the prior peak. Prime Central Business District (“CBD”) markets compressed in first half 2011, but haven’t changed much since. The exception is in West Coast markets, where we have seen initial yields fall significantly in the last 12 months. Capital remains selective for non-CBD markets and focused mostly on high quality and tenant credit. Capital has not yet migrated to suburban markets in a material way.

Industrial

The US industrial market is working through its long road to recovery with improving fundamentals tracking the broader economy. Initial broker reports suggest that industrial vacancy rates will decline again in 2Q12, making 9 consecutive quarters of positive net absorption. According to JLL, net absorption was 25.3msf in 1Q12, in line with 2011 trends, and the national vacancy rate was 13.7% at 1Q12. The mild winter has boosted YTD economic activity. The ‘big box’ and bulk distribution sector is leading the way with strong demand from e-commerce, food and beverage distribution, consumer goods, 3PLs, and manufacturing. Class A rents are now beginning to increase, but average rents are bouncing along the bottom in most markets due to demand that is less than robust. Speculative development is being driven by these trends and is now underway in primary markets with a lack of class A space. The number of markets participating in the recovery increased to 35 of 43 markets tracked by JLL.

Transaction volumes continue to recover in YTD 2012, after stalling out in the summer of 2011. Values have rebounded 35% since the trough in 2009, and remain roughly 15% below prior peak. Recently, several large portfolios have traded hands, suggesting substantial liquidity in the sector. REIT management teams continue to report very strong investor demand for well leased core industrial property. As such, most REIT management teams have increased focus on development and value-add acquisitions. Internal growth potential is significant given the potential upside in occupancy.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2012

(unaudited)

Apartments

For the top 20 REIT apartment markets, April & May apartment revenues per available unit (RevPAU) were up +4.6% year over year and +2.4% on a quarter over quarter basis (vs. 1Q12), with further strengthening anticipated in the busy summer leasing season. 2Q12 QTD effective rents were up 4.5% year over year, and occupancy was up +0.1% during June, a pattern similar to 2011. National occupancy, at 94.3%, is at a level not seen since 2006. Class A (95.5%) and B (94.8%) properties are very highly occupied, and this has stimulated strong absorption for class C (92.0%) and lease up properties.

The apartment sector continues to experience strong demand coupled with limited new supply and the lack of consumer appetite to purchase homes. This has resulted in some of the strongest fundamentals in decades. Additionally, the sector has the best access to debt financing as Fannie Mae and Freddie Mac continue to lend on apartments, keeping cap rates at historical lows.

The West Coast, particularly Northern California and Seattle continue to lead the recovery. The Bay Area and Seattle, are arguably the strongest markets in the country with markets’ rental rates on new leases up double-digits. Southern California has been one of the weaker markets, but, particularly Los Angeles and Orange County continue to improve. The Sun Belt markets, particularly in Texas and Charlotte, continue to outperform as well. Most apartment REITs continue to develop and have ramped up their respective pipelines over the last 12-18 months. Rents in most markets are above peak pricing, and with ample capital available, public companies still have the upper-hand over their private peers. It is widely reported that current yields could deliver 150-200 bps of value creation over acquisition yields.

Cap rates for institutional assets in major markets are approximately 4.5%-5.5% on a national basis and sub-4.5% in select markets such as Washington, D.C., New York City, Southern California and the San Francisco Bay area.

As a point of note, the period showed the first visible signs of significant corporate investment in large pools of single family homes for lease. After the average 35% decline nationally of single family home prices, leasing can provide returns of up to 8%, above that of multi-family. Activity in concentrated in the most distressed markets such as Phoenix, Las Vegas, and Florida, but it is expanding to other regions. There remain millions of homes with non-performing mortgages which can provide the source of sizable future acquisitions from deed-for-lease transactions or further foreclosures. The challenge of being able to effectively administer and maintain large pools of single family homes remains to be demonstrated, but the economic incentives are in place. At a minimum this is stabilizing housing prices, and beginning to provide some competition for apartments. This sector may well emerge as a new asset class featuring major new REITs in coming years.

Self-Storage

The storage sector’s fundamental outlook remains intact. The sector is still generally tracking the apartment sector. Demand is steady and was solid in the seasonally weak first quarter. Tenant turnover remains at reasonable levels and concessions remain on the decline. Supply growth is well below the long-term average. Development loans are hard to obtain. The long stabilization period for storage properties makes development difficult, but storage management teams expect supply to begin to increase. Currently, absorption is still positive. Occupancy is at or above peak levels for Class A product in major markets, with vacancy at roughly 10% or less. Occupancy growth reached 1.6% in the first quarter and will likely decelerate from here due to the above. Average Year Over Year (“YOY”) rental rate growth appeared was stable in 1Q at 1.8%. For 2012, revenues are anticipated to rise approximately 4.0%, which is roughly in line with ‘11’s average growth rate. The expense forecast has declined 100 bps to 2.3%, but is still well above 2011’s 0.3%. The group’s same-store NOI forecast has risen 50 bps to 4.5%, but remains lower than 2011’s 6.5% average growth.

Unlevered returns for storage properties are approximately 7.5% to 8.5%. Cap rates for core properties are still in the 6.75%-7.0% initial cap rates, but the pressure is to the downside by possibly 10-15 bps. Non-core asset cap rates are trading roughly 75-100 bps wider. A couple of REIT’s are using the relatively narrow spread to recycle out of non-core assets. Buyer preference still varies with some groups focusing more on value add properties while others prefer stabilized assets. The REIT’s remain active in the transaction market because they trade at healthy NAV premiums and can acquire private assets accretively. Private to public consolidation will remain a theme in 2012, as the REIT’s will continue to purchase local and regional operators that struggle to compete for tenants against the larger public companies that can invest more heavily in internet advertising.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2012

(unaudited)

Lodging

Despite macro headwinds within the US and abroad, lodging fundamentals are still healthy.

Second quarter lodging demand was slightly lower than 1Q’s but was still robust by historical standards at more than 3% according to Smith Travel Research (STR). In 2Q, quarterly supply rose for the first time in more than three years, but is still close to a 25-year low. Occupancy climbed 2.5% through May. The increase is decelerating as many markets approach peak levels. This is particularly true for the top 10 MSA’s and CBD locations. The offset is that average daily rate (ADR) growth is accelerating as operators regain pricing power. Through May, ADR rose 4.5% vs. 3.9% for 1Q12. ADR was responsible for roughly 45% of revenue per available unit (RevPAR) growth in 2011, but it has already risen to nearly 60% in 2012. Higher rate growth should result in margin expansion, but more of the benefit is expected in 2013 when expense PAR is tracking toward 7% at the upper end of expectations. Additionally, the upper upscale segment has closed the gap between its RevPAR growth and the US average. This is a directional positive for the segment, which is where most REIT’s focus.

In the private market, the continued sentiment is that lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the 5%-7% range for high-quality hotels in major markets, slightly higher than 2011. The transaction market is slower than it was a year ago and slower than was expected at the beginning of the year. The consensus is that deal flow should improve during the latter half of the year. Due to the lack of supply, REIT’s are using the opportunity to attempt to recycle out of non-core assets.

Retail

Despite weak sales growth in June, the retail REITs appear well positioned as demand for space from retailers has been solid and tenant fall out below average. As a result, occupancy rates, pricing flexibility, and same-center net operating income growth have continued to improve.

Mall REIT fundamentals have continued to improve in the period with sector occupancy north of 93% — an improvement of approximately 0.5%. Mall REITs also have enjoyed greater pricing flexibility with leasing spreads rising up to 15% for the higher quality portfolios. Companies also are converting leasing done on a short-term basis during the financial meltdown to rents that are up to three times higher. As a result, we expect same-center net operating income growth to average 4.0% or higher in 2012.

With the lease up of big-box space, the shopping center sector has recovered 1.0% of occupancy to 93.5% so far in 2012. Companies have reported that demand for big-box space is healthy but landlords do not have an inventory of this space left for tenants where portfolio big-box occupancy is north of 95%. While certain retailers in the electronics and office supply space would like to give up space due to the incursion of the Internet on their businesses, landlords are in a better position to release this space due to some pent up demand. Leasing spread turned positive — in the mid-single digits — which is an encouraging sign and companies have reported improved demand for in-line space. However, in-line shop occupancy is in the mid-80% range and we believe that it remains a tenants market to lease in-line space. As a result, we expect leasing spreads to remain in the single digits versus the double digits in the mall space. Sector same-center net operating income growth totaled close to 4% in the first quarter of 2012, but was aided by lower operating expense from a mild winter is expected to moderate to 3%.

Investment activity — as is typical for the first part of the year — has been relatively quiet. Cap rates for high quality shopping centers have drifted below the 6% mark. The B type shopping-center product is in the 6.5-7.5% plus range. In the mall sector, Westfield reported a sale of a 45% interest in 12 malls with a gross value of $4.8 billion to Canada Pension Plan Investment Board at an estimated 5.9% capitalization (cap rate) rate on the transaction.

Healthcare

Government funding to healthcare providers that lease space in healthcare REIT portfolios has remained a central theme for the sector. However, concerns have eased with the recent funding proposal for long term acute-care hospitals (LTACHs) which was more favorable than expectation. In addition, the Supreme Court ruling left the Obama administration’s healthcare reform intact, which has eased the uncertainty of whether or not providers should plan for the changes. The reform squeezes reimbursement rates to certain healthcare providers but expands coverage to the uninsured population, which should increase

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2012

(unaudited)

services provided in hospitals and medical office buildings. Finally, the Center for Medicare and Medicaid Services (CMS) has yet to announce its proposal for nursing home funding for fiscal 2013 (begins October 1st) . The funding proposal is widely expected to be for a flat rate outlook.

We expect fairly stable occupancy for various healthcare REIT portfolios, which include senior housing, nursing homes, medical office, and life sciences. We have to note some rental coverage compression (10-20 basis points) for nursing home investments due to the recent 11.1% Medicare funding cut. However, nursing home portfolio rental coverage levels are 2.0 times and higher and appear adequate to withstand this kind of coverage compression. We expect the core portfolios to generate same-center net operating income in the range of 2.0%-3.0%. The exception is for the operating senior housing assets where companies benefit from improved operating performance. We expect operating assets to generate same-center net operating income growth in the 4.0-5.0% range.

Recent senior housing acquisition cap rates have ranged between 6.0% and 7.5% where the lower cap rate transaction represents high quality assets structured under provisions in the REIT Investment Diversification and Empowerment Act (RIDEA) enabling companies to participate in portfolio operating performance upside. Medical office building acquisitions have traded at a slightly higher range of between 6.5% and 8.0%.

Outlook

As is evident from the review of the property sectors, US commercial real estate fundamentals remain generally favorable despite the global macro challenges and the slowing domestic economy. Commercial real estate has its own long cycle that tends to exceed a domestic business cycle. Because of this long cycle and institutional memory, commercial real estate has tended to be most challenged every other recession, and be defensive in a subsequent recession. We are still close to the bottom of the last cycle in 2009, where REITs were found to be overleveraged like most of the rest of the economy. But REITs have been quick to de-lever, and are now enjoying the competitive advantages this is providing compared to private real estate operators as well as compared to other industries. Thus for now REITs are providing a defensive haven that can be expected to continue even if the combination of exogenous economic shocks from Europe and possibly Asia, and/or a policy error induces another US recession in the near future.

With their combination of some growth in dividends and asset values, and with strong balance sheets backed by real assets providing some inflation hedge, REITs also serve as an ideal vehicle for retirement portfolios. These secular factors should continue to support favorable performance in the future.

A favorable resolution of the many global and domestic fiscal and monetary challenges could result in some relative underperformance by REITs, as sectors that lack these defensive characteristics regain traction. But REITs will ultimately fair well when prudent policy results in broader and more consistent economic growth.

Under existing market conditions, we would expect the REIT sector to maintain its ability to outperform the broader equity market for the reasons we’ve articulated throughout this report. While the REIT sector overall is trading at the higher end of fair value, we do not believe that the sector is overvalued, and perhaps more importantly, the sector actually looks cheap relative to fixed-income proxies and fundamentals are improving such that dividend growth rates should approach +10% per annum over the next several years. Thus REITs remain well positioned to provide attractive returns to investors.

We thank you for the support and trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities — Institutional Shares

June 30, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through June 30, 2012

An index is a unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2012 Average Annual Total Return
	One Year	Five Years	Ten Years	Since Inception*
E.I.I. Realty Securities Fund	13.88%	3.75%	10.36%	9.84%
FTSE NAREIT Equity Index(1)	12.92%	2.60%	10.32%	9.78%
Wilshire Real Estate Securities Index(1)	12.57%	1.85%	10.33%	9.91%

* Inception date was June 11, 1998.
(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

      Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

TheFund’s gross expense ratio is 1.44% as stated in the current prospectus.
TheFund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2012

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended June 30, 2012 the E.I.I. International Property Fund rose 18.6% on a per share basis compared to 15.5% for the EPRA Developed ex-US Index. For the fiscal year ended June 30 the fund declined 9.1% versus a decline of 5.4% for the benchmark index. Assets in the fund totaled $544.9 million at the end of the period.

Following the generally euphoric market conditions that prevailed during the first quarter, investor sentiment came back down to earth in the second quarter. Markets were affected by the realization that the global economy was recovering more slowly than hoped and that the Eurozone crisis was intensifying, not moderating. Any remaining enthusiasm investors may have harbored was surely weakened by the events surrounding the disappointing Facebook IPO. As the second quarter progressed, the economic data in most countries confirmed that a global economic slowdown was underway, and the events in Europe may have exacerbated the situation as businesses deferred hiring and investment decisions until the global political trends became “clearer”. One of the more dramatic reversals during the quarter was the collapse of commodity prices generally and oil specifically, declining nearly 30%. While this is a positive development for consumers worldwide and reduces inflationary pressures, it also signals the slow pace of economic growth in the developed markets in particular.

While property share prices retreated during the period in many markets due to concerns about macroeconomic and political issues, demand for real estate remains strong for nearly all property types. The commercial property markets are benefiting from large institutional buyer interest while the residential markets in the top cities in the world are enjoying surging home prices due largely to foreign investor interest. Flight capital from the Middle East, Greece and Spain is moving to Paris, London and Zurich/ Geneva, while newly minted wealthy buyers from Russia, Asia and South America are buying homes in these markets for show —and maybe to hide some capital from their respective governments. Prime commercial property yields have reached historically low levels in London, as have home prices, and while other markets may not have reached such heights on an historical basis, they are also close to peak levels. Conversely, the publicly-listed property sector has not kept pace with this trend as the share prices are discounting the current economic malaise and as a result, discounts to the value of the underlying real estate are significant.

Property Sector

The property sector far outperformed the general equity markets throughout the world during the period which was somewhat surprising given the weakening economic environment. In particular Australian and the UK property sectors managed to achieve positive returns despite the overall market down-trend, and their outperformance relative to the overall equity markets was substantial.

During the first half of the second quarter, many of the markets registered share price declines after profit-taking and the realization that the global economy was trending down and not up as had been expected. The Japanese companies were more affected than others after registering 30-50% gains during the first quarter, declining 24% through early June from the mid-March peak before rising thereafter 22% to finish the quarter. Most other markets followed a similar pattern, although not nearly as steeply sloped as the Japanese property share market. Other Asian markets like Hong Kong and China spent most of the past three months in negative territory relative to the first quarter and surged at the end of the quarter, erasing most of their losses. European property markets were in the direct line of fire as the fears of a collapsing European Union weighed heavily on investor sentiment, and yet the sector performed well against such odds, ending the quarter where it started. The YTD total return for the Eurozone benchmark through the end of June was 13.4% due in part to rising dividend yields for the sector (now averaging nearly 5% p.a.). As concerns about the fate of Europe escalated, investors sought other “safe” havens including German residential developers like Deutsche Wohnen and GSW Immobilien.

Market Review — Europe

UK.     London remains the healthiest place to invest in the UK, and this is supported by the huge interest shown in this market by investors of all types and sizes. Wealthy families fleeing political and economic problems in their home countries including the Mideast, Greece, Russia, India and most recently, France — due to the new government’s threat of raising taxes on the wealthy to 75%. These foreign buyers are helping to drive London home prices to the highest levels ever, while the rest of the UK home market is deteriorating due to the sluggish economy. Office owners are converting their buildings to

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2012

(unaudited)

residential properties to take advantage of this bubbly housing market as they can double the value of their properties by converting to homes from offices. Consequently, the office supply overhang that has concerned us in the past is much less of an issue today. Office vacancies in the City are less than 10% and the West End is at 4% and falling. While rents had been rising in the City, tenants have been resisting paying more than £60 psf for high quality space, and this market now has limited upside. Downside is also limited as this level of rent discourages new development.

Foreign institutions are also bidding aggressively for London/UK real estate, as evidenced by the partial sale of a major regional shopping mall announced at the end of the quarter. This center, Meadowhall, located in the Midlands, is in the process of being sold to the Norwegian state pension fund (Norges) after fending off bids from other sovereign wealth funds from Singapore, China, Canada and the Middle East. The pricing has not yet been confirmed, but it looks to be in the 5-5.2% cap rate range, which is a very high price considering the weak state of the overall UK economy.

France:     France welcomed its new left wing government during the quarter and we expected the market to react negatively in light of Mr. Hollande’s promises to raise taxes to 75% for the wealthy and immediately reduced the minimum retirement age. The more muted reaction may be the result of Hollande’s reputation that is best characterized by his sobriquet, Flanby, which is the name for a custard that is popular in France, an obvious reference to his apparent lack of spine and substance. The property stocks ended the quarter roughly where they started after selling off throughout April and May as limited news flow and reports of difficult trading environments throughout Europe are offset by solid balance sheets and high dividend yields, especially in the case of Europe’s largest property company, Unibail, which yields 6%.

In addition to general concerns about the economy, the newly elected government has already begun to alienate the business community, and these negative influences are probably responsible for the lackluster tenant demand during the quarter for office space in the Paris market. Take-up for new space has been on the decline and rental rates have fallen somewhat, although the decline has been modest due to the lack of available space in this market — and no prospects for new space for the foreseeable future. This has not kept buyers from paying full price for high quality locations. The family office of the founder of the Swedish retailer H&M purchased a small building on one of the best streets in Paris for €165 million — nearly USD $2,400 psf.

Germany:     The signs that the German engine was cooling started last quarter and the most recent data has begun to support the fact that this export-dependent economy (47% of GDP is derived from exports) is now suffering along with its client base. Consumer confidence data has been more positive and our German office reports that the stores and restaurants are busy. Investors are actively pursuing German real estate and one of Europe’s largest shopping center owners, Unibail, just purchased a portfolio of retail properties valued at €1 billion after pursuing the transaction for the past two years. Despite the relatively high office vacancy rate in Frankfurt (15.8%, down from 17.4% in 2011), several developers are moving ahead with projects on a speculative basis — and no debt financing. The German banks, and for that matter nearly all banks in Europe, have limited appetite for real estate transactions and virtually no desire to fund speculative development.

Market Review — Asia

Japan:     The latest economic and property data indicate that the recovery in Japan is underway and this probably explains the strong results for the property share market so far this year. The office vacancy rate for Central Tokyo is 7.8% (9.4% for the overall Tokyo market and only 3-4% for our portfolio companies) and appears to have peaked as all the new projects have been developed and there is limited new supply on the horizon. Companies are trading at 20-30% discounts to NAVeven after the share prices have risen 20-30% so far this year. The most significant development for this market could come from the government’s effort to stimulate a more active investment environment by allowing property owners to sell their properties to a REIT in exchange for shares tax-free. This is known in the US as the UPREIT structure which was largely responsible for the substantial expansion of the REIT concept in the US when it was implemented 20 years ago. After the exchange, the former property owner holds shares in an umbrella partnership (UP) that can be converted into common stock and sold on the stock market. At the point of sale, a tax on the capital gain must be paid, but only relative to the amount of shares. Unlike the case in the US, the Japanese government is sponsoring the concept and this should enhance its prospects for becoming a reality — although it could take several years to implement.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2012

(unaudited)

China:     The China residential market performed well during the period, but most of this upside occurred near the end of the second quarter after China surprised the market with an interest rate cut of 25bps and made it clear that more stimulus is on the way. These stocks were clearly the best performers during the period and we expect this outperformance to continue as the companies remain 30-60% below their NAVs. The residential market in China has been suffering from anti-growth measures and residential prices have fallen over the past 6-12 months in most markets as developers seek to reduce inventory that was created in anticipation of sales to speculators. Now that the market is converting to an end-user oriented buyer, the overall pace of sales has slowed and the more highly geared developers are struggling. The better capitalized developers are benefiting as new buyers gravitate to better quality product, resulting in market share gains for the larger companies. In early July, these companies reported record high sales for the month of June that were derived almost exclusively from first-time homebuyers. Our top company holding in this market, China Overseas Land, reported sales of nearly USD$2 billion for the month and has achieved over 80% of the company’s annual sales target. Ironically, the latest challenge facing the top quality developers is to continue to take advantage of strong fundamental demand and firming prices while not arousing the ire of the Chinese government, which could result in new tightening measures just as sales are starting to rise. In our view, the rest of the Chinese economy is sufficiently weak that the government will continue to add stimulus to the economy, and this has clearly been supported by the latest increase in loan volume data.

Hong Kong:     In the first quarter the arrest of the top executives at Sun Hung Kai (SHK) had a dampening effect on the overall market, although no formal charges were filed. After the end of the second quarter, bribery charges were filed against the top two executives and largest shareholders, Thomas and Raymond Kwok. Although the details of the charges and the potential impact on the company are not clear, the government has sent a clear message that collusion on any level between property developers and government officials running property auctions will not be tolerated. Aside from this scandal and rumors that others would be ensnared in the government’s web, the Hong Kong market has been affected by “normal” market worries — US, China and European economic growth. Negative sentiment has also had some effect on retail sales as the pace of sales increase in May (up 8.8% YOY) was appreciably lower than the prior month (up 11.4%). We do not yet have the data for June sales, but based on our contacts in the market, this downtrend appears to be continuing. Office rental rates have declined, although not nearly as much as had been expected due to relatively stable demand and rapidly shrinking supply —office vacancy is less than 4% and falling. Discounts to NAV in this market for the better quality companies range from 30-50% and most of them are either unleveraged or less than 30% debt/total capitalization.

Singapore:     Singapore’s property sector struggled during the period after its especially strong performance earlier in the year, ending the period roughly flat. Its largest company, Capitaland, declined 13.5% in the second quarter after surging 41.1% in the first quarter. Strong housing demand from local residents was reflected in housing stocks like Wing Tai which rose nearly 5% during the period, far outpacing its peers. The Singapore economy continues to perform well with unemployment reaching an historical low of 2.1% and strong demand for all property types — except office which is still suffering from overbuilding. The share prices are now at 30% discounts to NAVand are attractively priced relative to the fundamental risk. Similar to other markets, Singapore slumped sharply during May and has rebounded equally sharply in June and through early July. After significantly raising the stamp duty for new home purchases last year, the government has become less antagonistic toward the sector, and this has led to a broad recovery in property company share prices.

Australia:     Australia should benefit from the RBA’s recognition that the economy is actually in a recession — and has been for some time. The central bank was awaiting clearer data that the inflation risks were more skewed to the downside and reduced rates late in the quarter. The rate reduction had a positive impact on the market, which was tempered somewhat by the uptick in unemployment from 5.1% to 5.2% in June. Not only did the unemployment rate rise, but the participation rate fell, providing additional evidence of the economic slowdown and support for further reductions in interest rates by the RBA. As virtually all borrowing is based on floating rates in Australia, the reduction in rates has a more immediate impact on consumers and companies than it might in other developed markets which have a blend of fixed and floating rates. Based on comments from the property companies, the current environment is most difficult for the retail sector as shopping center owners are struggling to attract consumers as well as tenants. The Australian banking sector is among the strongest in the world, but that is partly due to their practice of increasing lending margins by retaining a portion of the recent interest rate cuts rather than passing them on to customers, and tighter lending policies. As a result, the housing sector is suffering due to

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2012

(unaudited)

an increase in home purchase contract cancellations as high interest rates (6%+) and more restrictive borrowing conditions make it difficult for home buyers to secure mortgage financing. The challenge for the RBA will be to reduce interest rates and therefore reduce the value of the Aussie dollar, without generating excessive inflation — not a simple task.

The office sector is also struggling due to sluggish demand in the larger markets like Sydney and Melbourne which are more dependent on financial services and the government than the commodity-driven markets in Western Australia. Notwithstanding the current weakness in demand, new development is underway in Sydney and Melbourne which should put even greater downward pressure on rental rates. Despite the less than rosy outlook, the property companies are well-capitalized, provide 5-8% dividend yields, and are trading at greater than average discounts to NAV, which makes this market more attractive than it has been in a while.

Second Quarter Performance and Outlook

Performance

Our emphasis on the Hong Kong/China market generated over 500 basis points of outperformance in the first quarter, but caused some underperformance in the second quarter which was largely due to profit-taking. However, we are convinced that the Chinese government will increase its efforts to revitalize the economy, especially in view of the government handover (“elections”) that could occur in September — the new government will want to start on a positive note. Singapore holdings declined more than most after their stellar first quarter performance, but the conditions in this market are improving and the stocks remain attractively priced. In Europe, stock selection in the UK was most helpful for our overall performance. Our continued emphasis on the West End developers and their solid execution capabilities proved to be very effective. On the Continent, Germany was the star performer while companies with Latin heritage suffered the most.

Outlook

Throughout the period markets have been tormented by three major issues: 1) the potential demise of the European Union; 2) China’s contracting economy; and 3) a slowdown in the US. The trauma in Europe appeared to have abated somewhat by the end of June and investors have begun to reconsider increasing exposure to the region, although the situation changes from day to day. China recognizes the slowdown that is affecting its overall economy and is taking steps to stimulate growth which should continue through year-end. The US economy has stalled but this is now recognized by the Fed and additional stimulative measures seem to be planned. With the risk of a further reduction in global growth appearing imminent, governments and central bankers worldwide are attempting to add whatever stimulus they can to turn their economies around. The emerging markets, especially in Asia, have been benefiting disproportionately from this cheap money, and their markets are priced more dearly than the developed markets — the emerging markets have been the “safe haven” throughout the past 12 months. As a result, we see more attractive opportunities in the developed markets and focus on companies that have the best access to low cost capital which are taking market share from those with less financial strength. These companies are also well-positioned to acquire assets from banks and insurance companies which are forced to reduce their exposure to real estate due to the new capital requirements of Basel III and Solvency II.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund — Institutional Shares

June 30, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund, the FTSE

EPRA / NAREIT Developed ex-US Index(1) and the 60/40 Custom Benchmark(2) From Inception (July 1, 2004) through

June 30, 2012

Note:    (1)     FTSE EPRA / NAREIT Developed ex US Index in USD

 (2)    FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund. An index is a unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2012
	Average Annual Total Return
	One Year	Five Years	Since Inception*

E.I.I. International Property Fund	–9.08%	–5.08%	8.93%
60/40 Custom Benchmark(1)	–11.10%	–7.32%	5.74%
FTSE EPRA / NAREIT Developed ex-US Index(2)	–5.37%	–5.55%	7.09%

*      Inception date was July 1, 2004.

(1)    FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.

(2)    FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.03% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2012

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended June 30, 2012 the E.I.I. Global Property Fund rose 15.4% on a per share basis compared to a 15.3% for the FTSE EPRA/NAREIT Developed Index. For the fiscal year ending June 30 the fund rose 0.9% versus a gain of 2.4% for the benchmark index. Assets in the fund rose to $601.4 million at the end of the period.

At the end of the period, the fund was allocated by region as follows: North America 43.8% vs. the index at 49.7%, Asia 34.9% vs. 34.6%, Europe 14.4% vs. 15.6%, and cash 6.9%.

In the first half of 2012 the global economy has again begun to show signs of stress, as for the third year in a row, worries over the structural integrity of the euro-zone threatens the sustainability of an already fragile global recovery. With Europe in recession and economic growth moderating in the US and China, financial markets have been on high alert. The US economy has muddled along thus far this year, but more recently, several data points, including the June employment report along with the PMI services and manufacturing surveys have pointed to a dangerous slip in economic activity.

Following the generally euphoric market conditions that prevailed during the first quarter, investor sentiment came back down to earth in the second quarter. Markets were affected by the realization that the global economy was recovering more slowly than hoped and that the Eurozone crisis was intensifying, not moderating. Any remaining enthusiasm investors may have harbored was surely weakened by the events surrounding the disappointing Facebook IPO. As the second quarter progressed, the economic data in most countries confirmed that a global economic slowdown was underway, and the events in Europe may have exacerbated the situation as businesses deferred hiring and investment decisions until the global political trends became “clearer”. One of the more dramatic reversals during the quarter was the collapse of commodity prices generally and oil specifically, declining nearly 30%. While this is a positive development for consumers worldwide and reduces inflationary pressures, it also signals the slow pace of economic growth in the developed markets in particular.

While property share prices have been volatile in international markets due to concerns about macroeconomic and political issues, in the US property share prices have been more resilient. Abroad demand for real estate remains strong for nearly all property types. The commercial property markets are benefiting from large institutional buyer interest while the residential markets in the top cities in the world are enjoying surging home prices due largely to foreign investor interest. Flight capital from the Middle East, Greece and Spain is moving to Paris, London and Zurich/Geneva, while newly minted wealthy buyers from Russia, Asia and South America are buying homes in these markets for show — and maybe to hide some capital from their respective governments. Prime commercial property yields have reached historically low levels in London, as have home prices, and while other markets may not have reached such heights on an historical basis, they are also close to peak levels. Internationally, the publicly-listed property sector has not kept pace with this trend as the share prices are discounting the current economic malaise and as a result, discounts to the value of the underlying real estate are significant. Since the US is seen as a haven from some of the economic turmoil and public companies have an advantage with access to capital over private real estate, property share prices have sustained a premium to their net asset value.

International Property Sector

Though trading at discount to underlying real estate values, the property stock sector far outperformed the general equity markets throughout the world during the period which was somewhat surprising given the weakening economic environment. In particular Australian and the UK property sectors managed to achieve positive returns despite the overall market down-trend, and their outperformance relative to the overall equity markets was substantial.

During the first half of the second quarter, many of the markets registered share price declines after profit-taking and the realization that the global economy was trending down and not up as had been expected. The Japanese companies were more affected than others after registering 30-50% gains during the first quarter, declining 24% through early June from the mid-March peak before rising thereafter 22% to finish the quarter. Most other markets followed a similar pattern, although not nearly as steeply sloped as the Japanese property share market. Other Asian markets like Hong Kong and China spent most of the past three months in negative territory relative to the first quarter and surged at the end of the quarter, erasing most of their losses. European property markets were in the direct line of fire as the fears of a collapsing European Union weighed heavily on investor sentiment, and yet the sector performed well against such odds, ending the quarter where it started. The YTD total

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

return for the Eurozone benchmark through the end of June was 13.4% due in part to rising dividend yields for the sector (now averaging nearly 5% p.a.). As concerns about the fate of Europe escalated, investors sought other “safe” havens including German residential developers like Deutsche Wohnen and GSW Immobilien.

Market Review — Europe

UK.     London remains the healthiest place to invest in the UK, and this is supported by the huge interest shown in this market by investors of all types and sizes. Wealthy families fleeing political and economic problems in their home countries including the Mideast, Greece, Russia, India and most recently, France — due to the new government’s threat of raising taxes on the wealthy to 75%. These foreign buyers are helping to drive London home prices to the highest levels ever, while the rest of the UK home market is deteriorating due to the sluggish economy. Office owners are converting their buildings to residential properties to take advantage of this bubbly housing market as they can double the value of their properties by converting to homes from offices. Consequently, the office supply overhang that has concerned us in the past is much less of an issue today. Office vacancies in the City are less than 10% and the West End is at 4% and falling. While rents had been rising in the City, tenants have been resisting paying more than £60 psf for high quality space, and this market now has limited upside. Downside is also limited as this level of rent discourages new development.

Foreign institutions are also bidding aggressively for London/UK real estate, as evidenced by the partial sale of a major regional shopping mall announced at the end of the quarter. This center, Meadowhall, located in the Midlands, is in the process of being sold to the Norwegian state pension fund (Norges) after fending off bids from other sovereign wealth funds from Singapore, China, Canada and the Middle East. The pricing has not yet been confirmed, but it looks to be in the 5-5.2% cap rate range, which is a very high price considering the weak state of the overall UK economy.

France:     France welcomed its new left wing government during the quarter and we expected the market to react negatively in light of Mr. Hollande’s promises to raise taxes to 75% for the wealthy and immediately reduced the minimum retirement age. The more muted reaction may be the result of Hollande’s reputation that is best characterized by his sobriquet, Flanby, which is the name for a custard that is popular in France, an obvious reference to his apparent lack of spine and substance. The property stocks ended the quarter roughly where they started after selling off throughout April and May as limited news flow and reports of difficult trading environments throughout Europe are offset by solid balance sheets and high dividend yields, especially in the case of Europe’s largest property company, Unibail, which yields 6%.

In addition to general concerns about the economy, the newly elected government has already begun to alienate the business community, and these negative influences are probably responsible for the lackluster tenant demand during the quarter for office space in the Paris market. Take-up for new space has been on the decline and rental rates have fallen somewhat, although the decline has been modest due to the lack of available space in this market — and no prospects for new space for the foreseeable future. This has not kept buyers from paying full price for high quality locations. The family office of the founder of the Swedish retailer H&M purchased a small building on one of the best streets in Paris for €165 million — nearly USD $2,400 psf.

Germany:     The signs that the German engine was cooling started last quarter and the most recent data has begun to support the fact that this export-dependent economy (47% of GDP is derived from exports) is now suffering along with its client base. Consumer confidence data has been more positive and our German office reports that the stores and restaurants are busy. Investors are actively pursuing German real estate and one of Europe’s largest shopping center owners, Unibail, just purchased a portfolio of retail properties valued at € 1 billion after pursuing the transaction for the past two years. Despite the relatively high office vacancy rate in Frankfurt (15.8%, down from 17.4% in 2011), several developers are moving ahead with projects on a speculative basis — and no debt financing. The German banks, and for that matter nearly all banks in Europe, have limited appetite for real estate transactions and virtually no desire to fund speculative development.

Market Review — Asia

Japan:     The latest economic and property data indicate that the recovery in Japan is underway and this probably explains the strong results for the property share market so far this year. The office vacancy rate for Central Tokyo is 7.8% (9.4% for the overall

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

Tokyo market and only 3-4% for our portfolio companies) and appears to have peaked as all the new projects have been developed and there is limited new supply on the horizon. Companies are trading at 20-30% discounts to NAV even after the share prices have risen 20-30% so far this year. The most significant development for this market could come from the government’s effort to stimulate a more active investment environment by allowing property owners to sell their properties to a REIT in exchange for shares tax-free. This is known in the US as the UPREIT structure which was largely responsible for the substantial expansion of the REIT concept in the US when it was implemented 20 years ago. After the exchange, the former property owner holds shares in an umbrella partnership (UP) that can be converted into common stock and sold on the stock market. At the point of sale, a tax on the capital gain must be paid, but only relative to the amount of shares. Unlike the case in the US, the Japanese government is sponsoring the concept and this should enhance its prospects for becoming a reality — although it could take several years to implement.

China:     The China residential market performed well during the period, but most of this upside occurred near the end of the second quarter after China surprised the market with an interest rate cut of 25bps and made it clear that more stimulus is on the way. These stocks were clearly the best performers during the period and we expect this outperformance to continue as the companies remain 30-60% below their NAVs. The residential market in China has been suffering from anti-growth measures and residential prices have fallen over the past 6-12 months in most markets as developers seek to reduce inventory that was created in anticipation of sales to speculators. Now that the market is converting to an end-user oriented buyer, the overall pace of sales has slowed and the more highly geared developers are struggling. The better capitalized developers are benefiting as new buyers gravitate to better quality product, resulting in market share gains for the larger companies. In early July, these companies reported record high sales for the month of June that were derived almost exclusively from first-time homebuyers. Our top company holding in this market, China Overseas Land, reported sales of nearly USD$2billion for the month and has achieved over 80% of the company’s annual sales target. Ironically, the latest challenge facing the top quality developers is to continue to take advantage of strong fundamental demand and firming prices while not arousing the ire of the Chinese government, which could result in new tightening measures just as sales are starting to rise. In our view, the rest of the Chinese economy is sufficiently weak that the government will continue to add stimulus to the economy, and this has clearly been supported by the latest increase in loan volume data.

Hong Kong:     In the first quarter the arrest of the top executives at Sun Hung Kai (SHK) had a dampening effect on the overall market, although no formal charges were filed. After the end of the second quarter, bribery charges were filed against the top two executives and largest shareholders, Thomas and Raymond Kwok. Although the details of the charges and the potential impact on the company are not clear, the government has sent a clear message that collusion on any level between property developers and government officials running property auctions will not be tolerated. Aside from this scandal and rumors that others would be ensnared in the government’s web, the Hong Kong market has been affected by “normal” market worries — US, China and European economic growth. Negative sentiment has also had some effect on retail sales as the pace of sales increase in May (up 8.8% YOY) was appreciably lower than the prior month (up 11.4%). We do not yet have the data for June sales, but based on our contacts in the market, this downtrend appears to be continuing. Office rental rates have declined, although not nearly as much as had been expected due to relatively stable demand and rapidly shrinking supply —office vacancy is less than 4% and falling. Discounts to NAV in this market for the better quality companies range from 30-50% and most of them are either unleveraged or less than 30% debt/total capitalization.

Singapore:     Singapore’s property sector struggled during the period after its especially strong performance earlier in the year, ending the period roughly flat. Its largest company, Capitaland, declined 13.5% in the second quarter after surging 41.1% in the first quarter. Strong housing demand from local residents was reflected in housing stocks like Wing Tai which rose nearly 5% during the period, far outpacing its peers. The Singapore economy continues to perform well with unemployment reaching an historical low of 2.1% and strong demand for all property types — except office which is still suffering from overbuilding. The share prices are now at 30% discounts to NAVand are attractively priced relative to the fundamental risk. Similar to other markets, Singapore slumped sharply during May and has rebounded equally sharply in June and through early July. After significantly raising the stamp duty for new home purchases last year, the government has become less antagonistic toward the sector, and this has led to a broad recovery in property company share prices.

Australia:     Australia should benefit from the RBA’s recognition that the economy is actually in a recession — and has been for some time. The central bank was awaiting clearer data that the inflation risks were more skewed to the downside and reduced rates late in the quarter. The rate reduction had a positive impact on the market, which was tempered somewhat by

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

the uptick in unemployment from 5.1% to 5.2% in June. Not only did the unemployment rate rise, but the participation rate fell, providing additional evidence of the economic slowdown and support for further reductions in interest rates by the RBA. As virtually all borrowing is based on floating rates in Australia, the reduction in rates has a more immediate impact on consumers and companies than it might in other developed markets which have a blend of fixed and floating rates. Based on comments from the property companies, the current environment is most difficult for the retail sector as shopping center owners are struggling to attract consumers as well as tenants. The Australian banking sector is among the strongest in the world, but that is partly due to their practice of increasing lending margins by retaining a portion of the recent interest rate cuts rather than passing them on to customers, and tighter lending policies. As a result, the housing sector is suffering due to an increase in home purchase contract cancellations as high interest rates (6%+) and more restrictive borrowing conditions make it difficult for home buyers to secure mortgage financing. The challenge for the RBA will be to reduce interest rates and therefore reduce the value of the Aussie dollar, without generating excessive inflation — not a simple task.

The office sector is also struggling due to sluggish demand in the larger markets like Sydney and Melbourne which are more dependent on financial services and the government than the commodity-driven markets in Western Australia. Notwithstanding the current weakness in demand, new development is underway in Sydney and Melbourne which should put even greater downward pressure on rental rates. Despite the less than rosy outlook, the property companies are well-capitalized, provide 5-8% dividend yields, and are trading at greater than average discounts to NAV, which makes this market more attractive than it has been in a while.

U.S Property Sector

Though the US is experiencing a mid-year economic slowdown for the third straight year, what is different this year is that one major engine of the economy, housing, does appear to have bottomed. Several major housing surveys including Case Shiller, ISI Homebuilders and Zelman & Associates are pointing to a bottoming in most major regions of the country, even some of the hardest hit regions such as Arizona and Florida. Several factors contributing to the stabilization of the housing market include historically low interest rates on new mortgages and refinancing, a pause in bank foreclosure activity, housing affordability, and private capital now moving into several of the hardest hit regions to buy single family homes for conversion to rental use.

Another factor that favors the US economy has been the material drop in oil and natural gas prices over the past year, which is partly a function of hydraulic fracturing, a newer technology that is being perfected by US companies on US soil. This industry has become a major contributor to US job creation and US energy independence.

However, the US faces its own day of reckoning, which will come at the end of the year when all Bush-era tax cuts are set to expire along with the implementation of major spending cuts put in place by Congress last year to address the ballooning deficit. The impact of these factors has been calculated to equate to fiscal drag of 4%, enough to push the economy with barely a 2% growth rate into recession. The consensus is that there will be some measures taken to mitigate these factors prior to or immediately following the election to perhaps 1% fiscal drag, but the political paralysis in anticipation of the election is testing that assumption. Concern over the fiscal cliff in and of itself is slowing economic growth to what may be below stall speed.

Despite these concerns, the US REIT sector turned in a strong performance in the first half rising 14.9% significantly outperforming the broader equity markets, with the S&P 500 achieving a total return of 9.5%. REITs continue to maintain their “safe haven” status as they are perceived as an attractive yield alternative to bonds in the current low interest rate environment, and unlike bonds, REITs will see their dividends grow +8-10% per annum over the next several years. REIT assets are also US centric, which protects investors from some of the potential near-term downside associated with any break-up of the euro-zone.

Commercial real estate fundamentals continued to improve in the first half and low levels of new construction means that the industry can generate cash flow growth even in an environment of modest economic growth. The breath of the recovery in real estate markets has also continued to spread to secondary markets and lesser quality assets, thus narrowing the pricing gap between higher and lower quality assets.

There were a number of major transactions in the period in which US REITs made significant investments in Europe. Simon Property Group purchased a 28% interest in Klepiere, a major French shopping mall company early in the year. Subsequent

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

moves have been limited to investments in the UK, including the Brookfield Office Properties (BPO) purchase of much of Hammerson’s London office portfolio, Biomed Realty (BMR) purchase of a lab building portfolio in Cambridge and the HCP Inc. (HCP) purchase of a mezzanine investment that is funding the buy-out of a UK assisted living operator. In all three instances, the expected returns are superior to what the respective companies could achieve in their home markets and time will tell as to whether these prove to be one-off trades, or the beginning of a more strategic global expansion.

Market Analysis

The US REIT sector closed the first half of 2012 at RMZ 900, and within 1% of its 52 week high that was achieved in late April. The group turned in a strong performance in the period, handily outperforming the broader equity markets, treasuries and most of the major sector categories including utilities, healthcare, financials and technology. Positive earnings surprises or a new wave of M & A activity may be needed to propel REITs to new highs. Global uncertainty has been a catalyst contributing to the inflow of funds, so ironically a favorable resolution could initially cause REITs to underperform. Though REITs are again functioning as a defensive sector, ultimately they are lagging cyclicals that will benefit from restored confidence and economic growth.

This defensive characteristic was manifested by strong performance by defensive sectors within the REIT universe, including healthcare and triple net lease REITs. Regional malls outperformed since mall fundamentals continue to dominate most other sectors, and unlike apartments, which are also exhibiting very strong operating fundamentals, the threat of new supply and phantom supply (single family housing) is not a factor. Despite continued strong rental growth, the apartment REITs are likely suffering a bit due to the restored performance of the homebuilders in 2012. Move-outs to home ownership have been creeping up of late as the rent versus own proposition has moved more in favor of owning. Perhaps more important, apartments are suffering from “second derivative” risk in that the trajectory of their cash flow growth has been so strong over the past two years that we are approaching a point where NOI growth will start to moderate.

The office sector modestly underperformed the REIT average and outperformance within the sector was heavily skewed towards smaller cap names with a west coast bias. The New York centric names were middle of the pack performers and lab space and commodity office lagged. The weaker sectors in the period included industrial sector, primarily because of Prologis Trust (PLD) with its exposure to Europe. The lodging sector has lagged due to concerns regarding global growth. Industry fundamentals remain quite strong and valuations are compelling.

Capital Markets Activity

Access to capital in many forms is a key secular advantage of REITs, and it was again manifest in the period with US REITs able to issue capital in many varieties. REITs issued over $25.8B of capital during the first half of 2012 which was about the same as the $25.7B raised last year over the same period. Senior debt issuance accounted for $9.7B vs. $9.4B last year. The primary difference was a higher issuance of preferred equity with $5.4B of deals executed vs. only $2.6B in 2011. PSA issued a historically low 5.625% Series U refinancing higher coupon issues. With the continuing decline in debt market interest rates orchestrated by ever more accommodative Federal Reserve monetary policy, anticipated further refinancing of existing callable preferreds could reach 5%. So this alternative equity may be just more advantageously priced. Common equity slipped to $10.7B from $13.6B. The largest sectors issuing capital were Retail at $5.9B and Healthcare at $5.6B.

Bonds have continued to price materially cheaper as the 10 year treasury has inched tighter ending the first half of the year at 1.66% or 30 bps less than at the start of the year. Additionally, spreads have come in with REIT bonds trading at 229bps at the start of the year to only 193bps on 6/30/12. On the new issue side some landmark deals were priced including Boston Properties selling 11 year bonds at 3.85%, CubeSmart issuing for the first time 10 year bonds at 4.82%, and Duke Realty showing how far their balance sheet has come by issuing 10 year bonds at 4.46%, all historically low yields.

On the CMBS front, things are starting to slowly pick up with issuance expected to be $35B and underwriting standards have started to fall as loan-to-value ratios in the latest transaction was 66.2% versus the prior average for the newer issues of 62%. Most REITs have the advantage of being able to issue low cost unsecured debt, but higher levered REITs have also been tapping this market with great success as well. Most notably, General Growth (GGP) was able to refinance nine properties that had $2.4B of debt with a weighted average coupon of 5.24% with a new issue of $2.7B with a weighted average coupon of 4.20%, increasing proceeds by 14% while lowering their cost of capital over 100bps.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

With the exception of three private REITs (Whitestone, Select Income REIT and Retail Properties of America) that all listed their companies, IPOs have been quiet, but there continues to be some very large LBO’s that could come to market as early as this fall. This includes Archstone after Lehman was able to fend off Equity Residential, Hilton Hotels and Equity Office Properties.

Property Analysis

Office

Space absorption levels staged a slight comeback in 2Q12 with +9.0msf of net absorption, raising YTD totals to 10msf. The second quarter marked the 9th consecutive quarter of positive net absorption; however, gross leasing activity YTD 2012 remains 20% below 2011 levels. Vacancy declined 20 bps sequentially to 17.5% (per JLL), asking rents rose 0.3% on average, and new construction remained at about 1% of stock. The overall theme is that the recovery is continuing, but at a slower pace than 2011 and 2010. The main exception to this theme lies in the energy and tech sectors. West Coast (CA, OR or WA) accounted for 4.9msf of net absorption and South Central (TX and CO) posted 2.0msf, or combined 6.9msf or 77% of national net absorption in the quarter. The three large markets (NY, DC and Chicago) pulled down national statistics again in 2Q12. Supply remains in check nationally, but is relatively high in NY (1.8% of stock) and Washington DC (1.8%). Vacancy for US office REITs averages about 10%, much better than national averages due to better management, markets and properties. We expect modest improvement in property NOI in 2012, as a recovery in NOI lags the recovery in market fundamentals due to long term leases.

Office transaction volumes were up 20% in 1Q12, but appear to have lost some momentum in 2Q12 ending flat over the prior year period. Private market cap rates for office properties have rebounded about 50% from the trough, but remain 15-20% below the prior peak. Prime CBD markets compressed in first half 2011, but haven’t changed much since. The exception is in West Coast markets, where we have seen initial yields fall significantly in the last 12 months. Capital remains selective for non-CBD markets and focused mostly on high quality and tenant credit. Capital has not yet migrated to suburban markets in a material way.

Industrial

The US industrial market is working through its long road to recovery with improving fundamentals tracking the broader economy. Initial broker reports suggest that industrial vacancy rates will decline again in 2Q12, making 9 consecutive quarters of positive net absorption. According to JLL, net absorption was 25.3msf in 1Q12, in line with 2011 trends, and the national vacancy rate was 13.7% at 1Q12. The mild winter has boosted YTD economic activity. The ‘big box’ and bulk distribution sector is leading the way with strong demand from e-commerce, food and beverage distribution, consumer goods, 3PLs, and manufacturing. Class A rents are now beginning to increase, but average rents are bouncing along the bottom in most markets due to demand that is less than robust. Speculative development is being driven by these trends and is now underway in primary markets with a lack of class A space. The number of markets participating in the recovery increased to 35 of 43 markets tracked by JLL.

Transaction volumes continue to recover in YTD 2012, after stalling out in the summer of 2011. Values have rebounded 35% since the trough in 2009, and remain roughly 15% below prior peak. Recently, several large portfolios have traded hands, suggesting substantial liquidity in the sector. REIT management teams continue to report very strong investor demand for well leased core industrial property. As such, most REIT management teams have increased focus on development and value-add acquisitions. Internal growth potential is significant given the potential upside in occupancy.

Apartments

For the top 20 REIT apartment markets, April & May apartment revenues per available unit (RevPAU) were up +4.6% year over year and +2.4% on a quarter over quarter basis (vs. 1Q12), with further strengthening anticipated in the busy summer leasing season. 2Q12 QTD effective rents were up 4.5% year over year, and occupancy was up +0.1% during June, a pattern similar to 2011. National occupancy, at 94.3%, is at a level not seen since 2006. Class A (95.5%) and B (94.8%) properties are very highly occupied, and this has stimulated strong absorption for class C (92.0%) and lease up properties.

The apartment sector continues to experience strong demand coupled with limited new supply and the lack of consumer appetite to purchase homes. This has resulted in some of the strongest fundamentals in decades. Additionally, the sector has the best access to debt financing as Fannie Mae and Freddie Mac continue to lend on apartments, keeping cap rates at historical lows.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

The West Coast, particularly Northern California and Seattle continue to lead the recovery. The Bay Area and Seattle, are arguably the strongest markets in the country with markets’ rental rates on new leases up double-digits. Southern California has been one of the weaker markets, but, particularly Los Angeles and Orange County continue to improve. The Sun Belt markets, particularly in Texas and Charlotte, continue to outperform as well. Most apartment REITs continue to develop and have ramped up their respective pipelines over the last 12-18 months. Rents in most markets are above peak pricing, and with ample capital available, public companies still have the upper-hand over their private peers. It is widely reported that current yields could deliver 150-200 bps of value creation over acquisition yields.

Cap rates for institutional assets in major markets are approximately 4.5%-5.5% on a national basis and sub-4.5% in select markets such as Washington, D.C., New York City, Southern California and the San Francisco Bay area.

As a point of note, the period showed the first visible signs of significant corporate investment in large pools of single family homes for lease. After the average 35% decline nationally of single family home prices, leasing can provide returns of up to 8%, above that of multi-family. Activity in concentrated in the most distressed markets such as Phoenix, Las Vegas, and Florida, but it is expanding to other regions. There remain millions of homes with non-performing mortgages which can provide the source of sizable future acquisitions from deed-for-lease transactions or further foreclosures. The challenge of being able to effectively administer and maintain large pools of single family homes remains to be demonstrated, but the economic incentives are in place. At a minimum this is stabilizing housing prices, and beginning to provide some competition for apartments. This sector may well emerge as a new asset class featuring major new REITs in coming years.

Self-Storage

The storage sector’s fundamental outlook remains intact. The sector is still generally tracking the apartment sector. Demand is steady and was solid in the seasonally weak first quarter. Tenant turnover remains at reasonable levels and concessions remain on the decline. Supply growth is well below the long-term average. Development loans are hard to obtain. The long stabilization period for storage properties makes development difficult, but storage management teams expect supply to begin to increase. Currently, absorption is still positive. Occupancy is at or above peak levels for Class A product in major markets, with vacancy at roughly 10% or less. Occupancy growth reached 1.6% in the first quarter and will likely decelerate from here due to the above. Average YOY rental rate growth appeared was stable in 1Q at 1.8%. For 2012, revenues are anticipated to rise approximately 4.0%, which is roughly in line with ‘11’s average growth rate. The expense forecast has declined 100 bps to 2.3%, but is still well above 2011’s 0.3%. The group’s same-store NOI forecast has risen 50 bps to 4.5%, but remains lower than 2011’s 6.5% average growth.

Unlevered returns for storage properties are approximately 7.5% to 8.5%. Cap rates for core properties are still in the 6.75%-7.0% initial cap rates, but the pressure is to the downside by possibly 10-15 bps. Non-core asset cap rates are trading roughly 75-100 bps wider. A couple of REIT’s are using the relatively narrow spread to recycle out of non-core assets. Buyer preference still varies with some groups focusing more on value add properties while others prefer stabilized assets. The REIT’s remain active in the transaction market because they trade at healthy NAV premiums and can acquire private assets accretively. Private to public consolidation will remain a theme in 2012, as the REIT’s will continue to purchase local and regional operators that struggle to compete for tenants against the larger public companies that can invest more heavily in internet advertising.

Lodging

Despite macro headwinds within the US and abroad, lodging fundamentals are still healthy.

Second quarter lodging demand was slightly lower than 1Q’s but was still robust by historical standards at more than 3% according to Smith Travel Research (STR). In 2Q, quarterly supply rose for the first time in more than three years, but is still close to a 25-year low. Occupancy climbed 2.5% through May. The increase is decelerating as many markets approach peak levels. This is particularly true for the top 10 MSA’s and CBD locations. The offset is that average daily rate (ADR) growth is accelerating as operators regain pricing power. Through May, ADR rose 4.5% vs. 3.9% for 1Q12. ADR was responsible for roughly 45% of revenue per available unit (RevPAR) growth in 2011, but it has already risen to nearly 60% in 2012. Higher rate growth should result in margin expansion, but more of the benefit is expected in 2013 when expense PAR is tracking

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

toward 7% at the upper end of expectations. Additionally, the upper upscale segment has closed the gap between its RevPAR growth and the US average. This is a directional positive for the segment, which is where most REIT’s focus.

In the private market, the continued sentiment is that lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the 5%-7% range for high-quality hotels in major markets, slightly higher than 2011. The transaction market is slower than it was a year ago and slower than was expected at the beginning of the year. The consensus is that deal flow should improve during the latter half of the year. Due to the lack of supply, REIT’s are using the opportunity to attempt to recycle out of non-core assets.

Retail

Despite weak sales growth in June, the retail REITs appear well positioned as demand for space from retailers has been solid and tenant fall out below average. As a result, occupancy rates, pricing flexibility, and same-center net operating income growth have continued to improve.

Mall REIT fundamentals have continued to improve in the period with sector occupancy north of 93% — an improvement of approximately 0.5%. Mall REITs also have enjoyed greater pricing flexibility with leasing spreads rising up to 15% for the higher quality portfolios. Companies also are converting leasing done on a short-term basis during the financial meltdown to rents that are up to three times higher. As a result, we expect same-center net operating income growth to average 4.0% or higher in 2012.

With the lease up of big-box space, the shopping center sector has recovered 1.0% of occupancy to 93.5% so far in 2012. Companies have reported that demand for big-box space is healthy but landlords do not have an inventory of this space left for tenants where portfolio big-box occupancy is north of 95%. While certain retailers in the electronics and office supply space would like to give up space due to the incursion of the Internet on their businesses, landlords are in a better position to release this space due to some pent up demand. Leasing spread turned positive — in the mid-single digits — which is an encouraging sign and companies have reported improved demand for in-line space. However, in-line shop occupancy is in the mid-80% range and we believe that it remains a tenants market to lease in-line space. As a result, we expect leasing spreads to remain in the single digits versus the double digits in the mall space. Sector same-center net operating income growth totaled close to 4% in the first quarter of 2012, but was aided by lower operating expense from a mild winter is expected to moderate to 3%.

Investment activity — as is typical for the first part of the year — has been relatively quiet. Cap rates for high quality shopping centers have drifted below the 6% mark. The B type shopping-center product is in the 6.5-7.5% plus range. In the mall sector, Westfield reported a sale of a 45% interest in 12 malls with a gross value of $4.8 billion to Canada Pension Plan Investment Board at an estimated 5.9% capitalization (cap rate) rate on the transaction.

Healthcare

Government funding to healthcare providers that lease space in healthcare REIT portfolios has remained a central theme for the sector. However, concerns have eased with the recent funding proposal for long term acute-care hospitals (LTACHs) which was more favorable than expectation. In addition, the Supreme Court ruling left the Obama administration’s healthcare reform intact, which has eased the uncertainty of whether or not providers should plan for the changes. The reform squeezes reimbursement rates to certain healthcare providers but expands coverage to the uninsured population, which should increase services provided in hospitals and medical office buildings. Finally, the Center for Medicare and Medicaid Services (CMS) has yet to announce its proposal for nursing home funding for fiscal 2013 (begins October 1st). The funding proposal is widely expected to be for a flat rate outlook.

We expect fairly stable occupancy for various healthcare REIT portfolios, which include senior housing, nursing homes, medical office, and life sciences. We have to note some rental coverage compression (10-20 basis points) for nursing home investments due to the recent 11.1% Medicare funding cut. However, nursing home portfolio rental coverage levels are 2.0 times and higher and appear adequate to withstand this kind of coverage compression. We expect the core portfolios to generate same-center net operating income in the range of 2.0%-3.0%. The exception is for the operating senior housing assets where companies benefit from improved operating performance. We expect operating assets to generate same-center net operating income growth in the 4.0-5.0% range.

Recent senior housing acquisition cap rates have ranged between 6.0% and 7.5% where the lower cap rate transaction represents high quality assets structured under provisions in the REIT Investment Diversification and Empowerment Act

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2012

(unaudited)

(RIDEA) enabling companies to participate in portfolio operating performance upside. Medical office building acquisitions have traded at a slightly higher range of between 6.5% and 8.0%.

Outlook

Throughout the period markets have been tormented by three major issues: 1) the potential demise of the European Union; 2) China’s contracting economy; and 3) a slowdown in the US. The trauma in Europe appeared to have abated somewhat by the end of June and investors have begun to reconsider increasing exposure to the region, although the situation changes from day to day. China recognizes the slowdown that is affecting its overall economy and is taking steps to stimulate growth which should continue through year-end. The US economy has stalled but this is now recognized by the Fed and additional stimulative measures seem to be planned. With the risk of a further reduction in global growth appearing imminent, governments and central bankers worldwide are attempting to add whatever stimulus they can to turn their economies around. Internationally, the emerging markets, especially in Asia, have been benefiting disproportionately from this cheap money, and their markets are priced more dearly than the developed markets — the emerging markets have been the “safe haven” throughout the past 12 months. As a result, we see more attractive opportunities in the developed markets and focus on companies that have the best access to low cost capital which are taking market share from those with less financial strength. These companies are also well-positioned to acquire assets from banks and insurance companies which are forced to reduce their exposure to real estate due to the new capital requirements of Basel III and Solvency II.

Domestically, as is evident from the review of the property sectors, US commercial real estate fundamentals remain generally favorable despite the global macro challenges and the slowing domestic economy. Commercial real estate has its own long cycle that tends to exceed a domestic business cycle. Because of this long cycle and institutional memory, commercial real estate has tended to be most challenged every other recession, and be defensive in a subsequent recession. We are still close to the bottom of the last cycle in 2009, where REITs were found to be overleveraged like most of the rest of the economy. But REITs have been quick to de-lever, and are now enjoying the competitive advantages this is providing compared to private real estate operators as well as compared to other industries. Thus for now REITs are providing a defensive haven that can be expected to continue even if the combination of exogenous economic shocks from Europe and possibly Asia, and/or a policy error induces another US recession in the near future.

With their combination of some growth in dividends and asset values, and with strong balance sheets backed by real assets providing some inflation hedge, REITs also serve as an ideal vehicle for retirement portfolios. These secular factors should continue to support favorable performance in the future.

A favorable resolution of the many global and domestic fiscal and monetary challenges could result in some relative underperformance by REITs, as sectors that lack these defensive characteristics regain traction. But REITs will ultimately fair well when prudent policy results in broader and more consistent economic growth.

Under existing market conditions in the US, we would expect the REIT sector to maintain its ability to outperform the broader equity market for the reasons we’ve articulated throughout this report. While the US REIT sector overall is trading at the higher end of fair value, we do not believe that the sector is overvalued, and perhaps more importantly, the sector actually looks cheap relative to fixed-income proxies and fundamentals are improving such that dividend growth rates should approach +10% per annum over the next several years. Thus REITs remain well positioned to provide attractive returns to investors.

We thank you for the support and trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund — Institutional Shares

June 30, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the

FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through June 30, 2012

Note:  (1) FTSE EPRA / NAREIT Developed Index in USD

 An Index is unmanaged and does not take into account charges, fees, taxes and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2012 Average Annual Total Return
	One Year	Five Years	Since Inception*

E.I.I. Global Property Fund	0.89%	–2.36%	–2.90%
FTSE EPRA / NAREIT Developed Index(1)	2.36%	–2.54%	–3.40%

*       Inception date was February 1, 2007.

(1)       FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.03% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2012 to June 30, 2012

Expense Table
	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*	Net Annualized Expense Ratio

E.I.I. Reality Securities Fund
Actual Fund Return	$1,000,000.00	$1,140,100.00	$4,256.81	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,020,885.25	$4,019.68	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$1,186,200.00	$5,435.63	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,890.71	$5,022.13	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$1,154,300.00	$5,356.32	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,890.71	$5,022.13	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days) or applicable period, then divided by 366 days.

E.I.I. REALTY SECURITIES TRUST

As of June 30, 2012

(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]

Apartments	19.03%
Office Property	17.54%
Regional Malls	15.78%
Healthcare	11.39%
Shopping Centers	8.78%
Hotels & Lodging	5.63%
Diversified	5.29%
Industrials	4.69%
Self Storage	4.53%
Short-Term Investment	3.21%
Timber	1.84%
Mixed	1.18%
Mortgage Banking	1.01%

Subtotal	99.90%
Other Assets In Excess Of Liabilities	0.10%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]

United States	47.48%
Hong Kong	14.67%
Japan	8.45%
United Kingdom	7.00%
Singapore	6.60%
Canada	6.47%
France	4.83%
Australia	3.03%
Thailand	1.34%
Sweden	1.11%
Spain	0.78%
Germany	0.19%
Italy	0.11%

Subtotal	102.06%
Liabilities In Excess Of Other Assets	-2.06%

Total	100.00%

E.I.I. International Property Fund

Countries[1]

Hong Kong	25.58%
Japan	17.76%
United Kingdom	13.18%
Singapore	11.64%
United States	9.29%
France	8.40%
Australia	6.39%
Germany	2.23%
Spain	2.15%
Thailand	2.09%
Sweden	1.46%
Italy	0.64%

Subtotal	100.81%
Liabilities In Excess Of Other Assets	-0.81%

Total	100.00%

[1]	As a percentage of net assets as of June 30, 2012. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2012

	Shares	Value
COMMON STOCKS – 5.59%

Hotels & Lodging – 3.67%
Hyatt Hotels Corp., Class A *	12,200	$453,352
Starwood Hotels & Resorts Worldwide, Inc.	8,600	456,144

Total Hotels & Lodging (Cost $981,060)		909,496

Office Property – 1.92%
Brookfield Properties, Inc. (Canada)	27,300	475,566

Total Office Property (Cost $428,146)		475,566

Total Common Stocks (Cost $1,409,206)		1,385,062

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 91.10%

Apartments – 19.03%
American Campus Communities, Inc.	11,600	521,768
AvalonBay Communities, Inc.	6,900	976,212
Colonial Properties Trust	22,700	502,578
Equity Residential	22,400	1,396,864
Essex Property Trust, Inc.	5,100	784,992
UDR, Inc.	20,600	532,304

Total Apartments (Cost $3,730,419)		4,714,718

Diversified – 5.29%
American Assets Trust, Inc.	18,900	458,325
DuPont Fabros Technology, Inc.	15,200	434,112
Entertainment Properties Trust	10,200	419,322

Total Diversified (Cost $1,231,491)		1,311,759

Healthcare – 11.39%
Health Care REIT, Inc.	20,500	1,195,150
Ventas, Inc.	25,750	1,625,340

Total Healthcare (Cost $2,166,522)		2,820,490

Hotels & Lodging – 1.96%
DiamondRock Hospitality Co.	47,700	486,540

Total Hotels & Lodging (Cost $484,185)		486,540

Industrials – 4.69%
Prologis, Inc.	34,939	1,161,023

Total Industrials (Cost $904,219)		1,161,023

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2012

	Shares	Value
REITs (Continued)

Mixed – 1.18%
PS Business Parks, Inc.	4,300	$291,196

Total Mixed (Cost $249,566)		291,196

Mortgage Banking – 1.01%
Colony Financial, Inc.	14,500	250,850

Total Mortgage Banking (Cost $249,659)		250,850

Office Property – 15.62%
Alexandria Real Estate Equities, Inc.	10,000	727,200
BioMed Realty Trust, Inc.	22,700	424,036
Boston Properties, Inc.	14,500	1,571,365
Douglas Emmett, Inc.	19,800	457,380
SL Green Realty Corp.	8,600	690,064

Total Office Property (Cost $2,862,874)		3,870,045

Regional Malls – 15.78%
Macerich Co. (The)	16,500	974,325
Simon Property Group, Inc.	13,800	2,148,108
Taubman Centers, Inc.	10,200	787,032

Total Regional Malls (Cost $1,680,275)		3,909,465

Self Storage – 4.53%
Public Storage, Inc.	7,765	1,121,344

Total Self Storage (Cost $549,928)		1,121,344

Shopping Centers – 8.78%
DDR Corp.	41,013	600,430
Federal Realty Investment Trust	7,200	749,448
Urstadt Biddle Properties, Class A	16,800	332,136
Weingarten Realty Investors	18,700	492,558

Total Shopping Centers (Cost $1,715,145)		2,174,572

Timber – 1.84%
Plum Creek Timber Co., Inc.	11,500	456,550

Total Timber (Cost $440,213)		456,550

Total Real Estate Investment Trusts (“REITS”) (Cost $16,264,496)		22,568,552

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2012

	Shares	Value
SHORT TERM INVESTMENT (UNITED STATES) – 3.21%
BlackRock Liquidity Funds Treasury Trust Fund	794,481	$794,481

Total Short Term Investment (United States) (Cost $794,481)		794,481

Total Investments – 99.90% (Cost $18,468,183)		24,748,095

Other Assets In Excess Of Liabilities – 0.10%		24,380

Net Assets – 100.00%		$24,772,475

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2012

	Shares	Value
COMMON STOCKS – 62.91%

Germany – 2.23%
DIC Asset AG	800,718	$6,901,640
GSW Immobilien AG	147,428	5,033,672

Total Germany (Cost $23,808,692)		11,935,312

Hong Kong – 25.58%
China Overseas Land & Investment, Ltd.	9,424,256	22,108,186
China Resources Land, Ltd.	1,650,000	3,407,416
Guangzhou R&F Properties Co., Ltd., H Shares	6,500,000	8,629,330
Hang Lung Properties, Ltd.	5,831,300	19,849,936
Hysan Development Co., Ltd.	6,014,407	22,876,405
Kerry Properties, Ltd.	4,916,025	21,064,894
Lifestyle International Holdings, Ltd.	9,102,800	20,035,930
Shangri-La Asia, Ltd.	6,883,492	13,201,700
Sun Hung Kai Properties, Ltd.	503,386	5,973,333

Total Hong Kong (Cost $113,551,549)		137,147,130

Japan – 17.76%
AEON Mall Co., Ltd.	1,000,540	21,282,058
Daiwa House Industry Co., Ltd.	1,150,000	16,326,160
Mitsubishi Estate Co., Ltd.	1,200,000	21,526,948
Mitsui Fudosan Co., Ltd.	1,110,800	21,548,161
Sumitomo Realty & Development Co., Ltd.	590,000	14,516,843

Total Japan (Cost $94,545,585)		95,200,170

Singapore – 11.64%
Capitaland, Ltd.	6,169,600	13,318,433
City Developments, Ltd.	2,025,100	18,098,110
Hongkong Land Holdings, Ltd.	2,775,000	15,979,491
Keppel Land, Ltd.	1,750,000	4,497,916
Wing Tai Holdings, Ltd.	9,924,960	10,496,693

Total Singapore (Cost $66,489,539)		62,390,643

Spain – 2.15%
Melia Hotels International, SA	1,973,475	11,511,039

Total Spain (Cost $29,313,242)		11,511,039

Sweden – 1.46%
Castellum AB	645,401	7,819,870

Total Sweden (Cost $5,952,492)		7,819,870

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2012

	Shares	Value
COMMON STOCKS (Continued)

Thailand – 2.09%
Central Pattana Public Co., Ltd.	7,652,000	$11,234,136

Total Thailand (Cost $5,889,760)		11,234,136

Total Common Stocks (Cost $339,550,859)		337,238,300

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 28.61%

Australia – 6.39%
CFS Retail Property Trust	3,725,130	7,408,541
GPT Group	3,680,280	12,449,197
Stockland	4,549,940	14,406,293

Total Australia (Cost $31,573,984)		34,264,031

France – 8.40%
ICADE	143,227	10,865,358
Klepierre	279,981	9,226,062
Unibail-Rodamco SE	135,117	24,928,604

Total France (Cost $48,039,673)		45,020,024

Italy – 0.64%
Immobiliare Grande Distribuzione	4,156,968	3,401,866

Total Italy (Cost $12,072,757)		3,401,866

United Kingdom – 13.18%
Derwent London plc	565,160	16,420,569
Great Portland Estates plc	1,742,761	10,786,956
Hammerson plc	2,330,000	16,241,955
Land Securities Group plc	1,817,600	21,079,206
Shaftesbury plc	759,432	6,140,100

Total United Kingdom (Cost $59,955,414)		70,668,786

Total Real Estate Investment Trusts (“REITS”) (Cost $151,641,828)		153,354,707

SHORT TERM INVESTMENT (UNITED STATES) – 9.29%
BlackRock Liquidity Funds Treasury Trust Fund	49,800,933	49,800,933

Total Short Term Investment (United States) (Cost $49,800,933)		49,800,933

Total Investments – 100.81% (Cost $540,993,620)		540,393,940
Liabilities In Excess Of Other Assets – (0.81%)		(4,361,286)

Total Net Assets – 100.00%		$536,032,654

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2012

Sector Diversification	% of Net Assets	Value
Real Estate	76.75%	$411,420,068
Consumer Cyclicals	14.77%	79,172,939
Short-Term Investment	9.29%	49,800,933

Total Investments	100.81%	540,393,940
Liabilities In Excess Of Other Assets	(0.81)%	(4,361,286)

Net Assets	100.00%	$536,032,654

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2012

	Shares	Value
COMMON STOCKS – 36.32%

Canada – 1.80%
Brookfield Office Properties, Inc.	604,400	$10,528,648

Total Canada (Cost $10,131,527)		10,528,648

Germany – 0.19%
DIC Asset AG	133,066	1,146,938

Total Germany (Cost $3,245,722)		1,146,938

Hong Kong – 14.67%
China Overseas Land & Investment, Ltd.	6,055,168	14,204,705
China Resources Land, Ltd.	2,222,000	4,588,653
Guangzhou R&F Properties Co., Ltd., H Shares	2,650,000	3,518,111
Hang Lung Properties, Ltd.	3,474,900	11,828,673
Hysan Development Co., Ltd.	3,671,113	13,963,449
Kerry Properties, Ltd.	2,859,123	12,251,183
Lifestyle International Holdings, Ltd.	6,291,400	13,847,832
Shangri-La Asia, Ltd.	4,637,950	8,895,024
Sun Hung Kai Properties, Ltd.	234,420	2,781,700

Total Hong Kong (Cost $82,019,363)		85,879,330

Japan – 8.45%
AEON Mall Co., Ltd.	527,600	11,222,354
Daiwa House Industry Co., Ltd.	745,000	10,576,512
Mitsubishi Estate Co., Ltd.	633,500	11,364,435
Mitsui Fudosan Co., Ltd.	700,000	13,579,144
Sumitomo Realty & Development Co., Ltd.	110,000	2,706,530

Total Japan (Cost $47,802,895)		49,448,975

Singapore – 6.60%
Capitaland, Ltd.	3,531,050	7,622,545
City Developments, Ltd.	1,403,300	12,541,148
Hongkong Land Holdings, Ltd.	2,275,000	13,100,303
Keppel Land, Ltd.	1,150,000	2,955,773
Wing Tai Holdings, Ltd.	2,250,000	2,379,613

Total Singapore (Cost $37,150,766)		38,599,382

Spain – 0.78%
Melia Hotels International, SA	780,000	4,549,645

Total Spain (Cost $7,856,785)		4,549,645

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2012

	Shares	Value
COMMON STOCKS (Continued)

Sweden – 1.11%
Castellum AB	535,500	$6,488,277

Total Sweden (Cost $6,267,967)		6,488,277

Thailand – 1.34%
Central Pattana Public Co., Ltd.	5,327,500	7,821,466

Total Thailand (Cost $4,814,326)		7,821,466

United States – 1.38%
Starwood Hotels & Resorts Worldwide, Inc.	151,900	8,056,776

Total United States (Cost $8,448,789)		8,056,776

Total Common Stocks (Cost $207,738,140)		212,519,437

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 60.41%

Australia – 3.03%
CFS Retail Property Trust	1,550,000	3,082,641
GPT Group	1,750,000	5,919,684
Stockland	2,751,960	8,713,421

Total Australia (Cost $17,054,951)		17,715,746

Canada – 4.67%
Boardwalk Real Estate Investment Trust	184,400	10,615,543
RioCan Real Estate Investment Trust	614,979	16,732,068

Total Canada (Cost $24,781,139)		27,347,611

France – 4.83%
ICADE	127,850	9,698,842
Klepierre	168,446	5,550,709
Unibail-Rodamco	70,650	13,034,673

Total France (Cost $29,880,030)		28,284,224

Italy – 0.11%
Immobiliare Grande Distribuzione	773,564	633,048

Total Italy (Cost $2,385,859)		633,048

United Kingdom – 7.00%
Derwent London plc	330,000	9,588,060
Great Portland Estates plc	838,909	5,192,493
Hammerson plc	1,510,000	10,525,902
Land Securities Group plc	995,000	11,539,288

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2012

	Shares	Value
REITs (Continued)

United Kingdom (Continued)
Shaftesbury plc	513,800	$4,154,135

Total United Kingdom (Cost $34,115,708)		40,999,878

United States – 40.77%
Alexandria Real Estate Equities, Inc.	118,600	8,624,592
American Campus Communities, Inc.	165,000	7,421,700
Boston Properties, Inc.	192,700	20,882,899
DDR Corp	538,668	7,886,100
Douglas Emmett, Inc.	120,100	2,774,310
Equity Residential	299,200	18,658,112
Essex Property Trust, Inc.	126,400	19,455,488
Federal Realty Investment Trust	89,700	9,336,873
HCP, Inc.	237,500	10,485,625
Health Care REIT, Inc.	244,600	14,260,180
Host Hotels & Resorts, Inc.	485,629	7,682,651
Prologis Inc	533,407	17,725,115
Public Storage, Inc.	100,700	14,542,087
Simon Property Group, Inc.	237,457	36,962,557
SL Green Realty Corp.	87,600	7,029,024
Taubman Centers, Inc.	93,595	7,221,790
UDR, Inc.	370,300	9,568,552
Ventas, Inc.	285,800	18,039,696

Total United States (Cost $178,033,372)		238,557,351

Total Real Estate Investment Trusts (“REITS”) (Cost $286,251,059)		353,537,858

SHORT TERM INVESTMENT (UNITED STATES) – 5.33%
BlackRock Liquidity Funds Treasury Trust Fund	31,179,131	31,179,131

Total Short Term Investment (United States) (Cost $31,179,131)		31,179,131

Total Investments – 102.06% (Cost $525,168,330)		597,236,426

Liabilities In Excess Of Other Assets – (2.06%)		(12,067,390)

Total Net Assets – 100.00%		$585,169,036

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2012

Sector Diversification	% of Net Assets	Value
Real Estate	84.94%	$497,061,710
Consumer Cyclicals	11.79%	68,995,585
Short-Term Investment	5.33%	31,179,131

Total Investments	102.06%	597,236,426
Liabilities In Excess Of Other Assets	(2.06)%	(12,067,390)

Net Assets	100.00%	$585,169,036

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

June 30, 2012

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
ASSETS:
Investments in securities at fair value (Cost $18,468,183, $540,993,620 and $525,168,330)	$24,748,095	$540,393,940	$597,236,426
Cash	3,250	—	54,418
Foreign currency at fair value (Cost $0, $1,615,373 and $950,851)	—	1,612,376	948,870
Dividends receivable	66,105	1,226,359	1,340,732
Receivable for investment securities sold	152,782	464,610	—
Receivable for fund shares sold	—	822,563	1,789,332
Tax reclaim receivables	—	351,917	69,539

Total Assets	24,970,232	544,871,765	601,439,317

LIABILITIES:
Payable for investment securities purchased	151,725	7,106,071	9,983,187
Payable for fund shares redeemed	—	392,733	5,271,242
Investment advisor fees payable	5,108	293,683	325,789
Administration fees payable	2,921	60,792	67,229
Transfer agent fees payable	687	19,260	8,457
Audit and tax fees payable	30,096	52,059	35,612
Legal fees payable	474	8,137	10,095
Custodian fees payable	1,166	15,002	10,187
Trustee fees payable	596	13,327	12,482
Accrued expenses and other payables	4,984	878,047	546,001

Total Liabilities	197,757	8,839,111	16,270,281

NET ASSETS	$24,772,475	$536,032,654	$585,169,036

NET ASSETS consist of:
Par value	49,694	335,285	377,650
Additional paid-in capital	20,478,629	839,527,908	568,608,974
Accumulated undistributed/overdistributed net investment income	77,626	(13,138,785)	(3,934,801)
Accumulated net realized loss on investment transactions and foreign currency transactions	(2,113,386)	(290,085,476)	(51,955,510)
Net unrealized appreciation (depreciation) on foreign currency	—	(6,598)	4,627
Net unrealized appreciation (depreciation) on investment securities	6,279,912	(599,680)	72,068,096

NET ASSETS	$24,772,475	$536,032,654	$585,169,036

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,969,366	33,528,525	37,765,006

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$4.99	$15.99	$15.50

**	E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Year Ended June 30, 2012

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $554, $1,029,553 and $608,286)	$428,732	$13,991,479	$10,147,231

Total Investment Income	428,732	13,991,479	10,147,231

EXPENSES:
Investment advisory fees (see note C)	151,448	3,836,818	3,089,113
Administration fees	30,290	767,364	617,823
Trustees fees and expenses	2,201	55,994	45,331
Transfer agent fees	6,413	171,448	95,250
Legal fees	2,846	73,341	59,745
Audit and tax fees	28,879	54,894	37,459
Custodian fees	11,090	154,665	107,942
Registration and filing fees	11,452	35,136	67,916
Miscellaneous expenses	18,778	186,202	72,000

Total Expenses	263,397	5,335,862	4,192,579
Less: expenses waived / reimbursed by Adviser (see note C)	(101,853)	(220,105)	(73,763)

Net Expenses	161,544	5,115,757	4,118,816

Net Investment Income	267,188	8,875,722	6,028,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	2,897,476	(32,879,619)	3,199,712
Net realized loss on foreign currency transactions	—	16,770	(76,227)
Net change in unrealized appreciation (depreciation) on investment securities*	(318,006)	(46,940,807)	10,626,106
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	(26,261)	552

Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	2,579,470	(79,829,917)	13,750,143

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,846,658	$(70,954,195)	$19,778,558

*	Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($837,058) and ($517,460), respectively, on certain appreciation of certain foregin securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$267,188	$183,375
Net realized gain on investment transactions	2,897,476	1,765,726
Net change in unrealized appreciation (depreciation) on investment securities	(318,006)	2,936,759

Net increase in net assets resulting from operations	2,846,658	4,885,860

Distributions From:
Net investment income	(209,778)	(258,325)

Total Distributions	(209,778)	(258,325)

Capital Share Transactions — Institutional Class:
Shares issued	4,606,354	5,577,500
Shares reinvested	164,260	167,104
Shares redeemed	(1,357,257)	(5,233,636)
Redemption fees	195	1,716

Net increase from capital share transactions	3,413,552	512,684

Total increase in net assets	6,050,432	5,140,219

NET ASSETS
Beginning of Year	18,722,043	13,581,824

End of Year	$24,772,475	$18,722,043

Shares Issued and Redeemed — Institutional Class:
Shares issued	1,028,327	1,398,801
Shares reinvested	37,125	44,609
Shares redeemed	(318,467)	(1,283,874)

	746,985	159,536

Undistributed net investment income	$77,626	$20,216

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,875,722	$12,269,900
Net realized loss on investments transactions	(32,879,619)	(5,412,871)
Net realized gain (loss) on foreign currency transactions	16,770	(170,194)
Net change in unrealized appreciation (depreciation) on investment securities	(46,940,807)	150,719,145
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(26,261)	184,545

Net increase (decrease) in net assets from operations	(70,954,195)	157,590,525

Distributions From:
Net investment income	(29,197,634)	(12,196,659)

Total Distributions	(29,197,634)	(12,196,659)

Capital Share Transactions — Institutional Class:
Shares issued	159,235,201	186,565,509
Shares reinvested	17,506,687	8,316,662
Shares redeemed	(180,108,833)	(147,954,325)
Redemption fees	71,750	18,669

Net Increase (decrease) from capital share transactions	(3,295,195)	46,946,515

Total Increase (decrease) in net assets	(103,447,024)	192,340,381

NET ASSETS
Beginning of Year	639,479,678	447,139,297

End of Year	$536,032,654	$639,479,678

Shares Issued and Redeemed — Institutional Class:
Shares issued	10,087,763	10,307,853
Shares reinvested	1,312,345	461,524
Shares redeemed	(11,763,146)	(8,358,894)

	(363,038)	2,410,483

Undistributed (Overdistributed) Net Investment Income (Loss)	$(13,138,785)	$3,712,009

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended June 30, 2012	Year Ended June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,028,415	$4,954,409
Net realized gain on investment transactions	3,199,712	3,640,814
Net realized loss on foreign currency transactions	(76,227)	(25,027)
Net change in unrealized appreciation on investment securities	10,626,106	70,099,601
Net change in unrealized appreciation on foreign currency transactions	552	22,003

Net increase in net assets resulting from operations	19,778,558	78,691,800

Distributions From:
Net investment income	(11,697,724)	(5,358,833)

Total Distributions	(11,697,724)	(5,358,833)

Capital Share Transactions — Institutional Class:
Shares issued	288,988,786	116,017,814
Shares reinvested	11,216,275	5,082,155
Shares redeemed	(70,249,100)	(50,579,927)
Redemption fees	10,354	1,297

Net increase from capital share transactions	229,966,315	70,521,339

Total increase in net assets	238,047,149	143,854,306

NET ASSETS
Beginning of Year	347,121,887	203,267,581

End of Year	$585,169,036	$347,121,887

Shares Issued and Redeemed — Institutional Class:
Shares issued	19,847,709	8,267,776
Shares reinvested	842,063	345,604
Shares redeemed	(4,797,807)	(3,515,600)

	15,891,965	5,097,780

Undistributed (Overdistributed) Net Investment Income (Loss)	$(3,934,801)	$1,462,942

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year.

	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008

Net Asset Value, Beginning of Year	$4.43		$3.34	$2.26	$4.04	$6.24

INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income	0.06		0.04 (1)	0.08	0.08	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.55		1.12	1.07	(1.76)	(0.70)

Total from Investment Operations	0.61		1.16	1.15	(1.68)	(0.60)

LESS DISTRIBUTIONS:
Net Investment Income	(0.05)		(0.07)	(0.07)	(0.09)	(0.09)
Net Realized Gains on Securities	—		—	—	(0.01)	(1.51)

Total Distributions	(0.05)		(0.07)	(0.07)	(0.10)	(1.60)

REDEMPTION FEES	—	(2)	— (2)	—	—	—

Net Asset Value, End of Year	$4.99		$4.43	$3.34	$2.26	$4.04

Total Return(3)	13.88%		34.96%	51.56%	(42.14)%	(10.82)%
Net Assets, End of Year (thousands)	$24,772		$18,722	$13,582	$13,459	$26,889
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%		0.80%	0.80%	0.80%	0.84%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.30%		1.44%	1.78%	1.61%	1.27%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.32%		1.09%	2.52%	2.82%	1.84%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.82%		0.45%	1.54%	2.01%	1.41%
Portfolio Turnover Rate	81	%(4)	99%	110%	71%	132%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year.

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008

Net Asset Value, Beginning of Year	$18.87	$14.20	$13.36	$16.79	$24.41

INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income	0.28 (1)	0.36	0.23 (1)	0.26	0.29
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.19)	4.68	0.86	(3.36)	(7.35)

Total from Investment Operations	(1.91)	5.04	1.09	(3.10)	(7.06)

LESS DISTRIBUTIONS:
Net Investment Income	(0.97)	(0.37)	(0.25)	(0.30)	(0.21)
Net Realized Gains on Securities	—	—	—	(0.03)	(0.35)

Total Distributions	(0.97)	(0.37)	(0.25)	(0.33)	(0.56)

REDEMPTION FEES(2)	—	—	—	—	—

Net Asset Value, End of Year	$15.99	$18.87	$14.20	$13.36	$16.79

Total Return(3)	(9.08)%	35.63%	7.96%	(17.99)%	(29.39)%
Net Assets, End of Year (thousands)	$536,033	$639,480	$447,139	$460,171	$704,872
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.04%	1.03%	1.05%	1.05%	1.01%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.73%	2.11%	1.49%	1.78%	1.56%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.69%	2.08%	1.44%	1.73%	1.55%
Portfolio Turnover Rate	13%	10%	8%	21%	11%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year.

	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008

Net Asset Value, Beginning of Year	$15.87		$12.12	$10.05	$14.01	$19.22

INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income	0.21	(1)	0.22	0.19	0.22	0.18
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.13	)(2)	3.79	2.07	(4.00)	(5.22)

Total from Investment Operations	0.08		4.01	2.26	(3.78)	(5.04)

LESS DISTRIBUTIONS:
Net Investment Income	(0.45)		(0.26)	(0.19)	(0.18)	(0.16)
Net Realized Gains on Securities	—		—	—	—	(0.01)

Total Distributions	(0.45)		(0.26)	(0.19)	(0.18)	(0.17)

REDEMPTION FEES(3)	—		—	—	—	—

Net Asset Value, End of Year	$15.50		$15.87	$12.12	$10.05	$14.01

Total Return(4)	0.89%		33.26%	22.36%	(26.75)%	(26.34)%
Net Assets, End of Year (thousands)	$585,169		$347,122	$203,268	$107,975	$144,968
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.02%		1.03%	1.06%	1.12%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.46%		1.65%	1.87%	2.35%	1.60%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.45%		1.63%	1.81%	2.23%	1.55%
Portfolio Turnover Rate	14%		18%	19%	39%	18%

(1)	Per share numbers have been calculated using the average share method.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amounts represent less than $0.005 per share.
(4)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2012

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctaution.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2012, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

Effective October 17, 2011 the Board delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which act as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/ or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2012:

E.I.I. REALTY SECURITIES FUND	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$24,748,095	$24,748,095	$—	$—

Total	$24,748,095	$24,748,095	$—	$—

*	See Schedule of Investments for geographic and industry sector breakouts.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

E.I.I. INTERNATIONAL PROPERTY FUND	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks:
Germany	$11,935,312	$5,033,672	$6,901,640	$—
All other countries	325,302,988	—	325,302,988	—
Real Estate Investment Trusts	153,354,707	—	153,354,707	—
Short-Term Investment	49,800,933	49,800,933	—	—

Total	$540,393,940	$54,834,605	$485,559,335	$—

E.I.I. GLOBAL PROPERTY FUND	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks:
Canada	$10,528,648	$10,528,648	$—	$—
United States	8,056,776	8,056,776	—	—
All other countries	193,934,013	—	193,934,013	—
Real Estate Investment Trusts:
Canada	27,347,611	27,347,611	—	—
United States	238,557,351	238,557,351	—	—
All other countries	87,632,896	—	87,632,896	—
Short-Term Investment	31,179,131	31,179,131	—	—

Total	$597,236,426	$315,669,517	$281,566,909	$—

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. Of the level 2 investments presented above, equity investments amounting to $599,260,335 and $178,764,686 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2012, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2012, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2011 to December 31, 2011 and estimates for the period January 1, 2012 through June 30, 2012. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2012, permanent differences resulting primarily from foreign currency transactions, foreign gains tax, net operating losses and passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	(3,420,013)	3,471,118	(51,105)
E.I.I. Global Property Fund	—	271,566	(271,566)

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2012, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which E.I.I. pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the year ended June 30, 2012 was $95,000.

Distributor

Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC., serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs

50

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Fiscal Year ended 2012	$101,853	$220,105	$73,763
Fiscal Year ended 2011	107,460	184,715	77,943
Fiscal Year ended 2010	143,446	273,548	103,171

Total	$352,759	$678,368	$254,877

D. Investment Transactions:

For the Year Ended June 30, 2012, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty Securities Fund*	E.I.I. International Property Fund	E.I.I. Global Property Fund
Purchases	$16,311,702	$65,280,311	$280,593,694
Sales	16,285,981	113,930,355	56,363,428

*	Purchases excludes securities delivered from processing a subscription-in-kind.

E. Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 was as follows:

	Distribution Paid in 2012			Distribution Paid in 2011
Fund	Ordinary Income*	Long-Term Capital Gain		Ordinary Income*	Long-Term Capital Gain
E.I.I. Realty Securities Fund	$209,778		$—	$258,325		$—
E.I.I. International Property Fund	29,197,634		—	12,196,659		—
E.I.I. Global Property Fund	11,697,724		—	5,358,833		—

Total Taxable Distributions	$41,105,136	$		$17,813,817	$

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions

F. Components of Distributable Earnings:

As of June 30, 2012, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Undistributed ordinary income	$77,626	$—	$3,669,592
Unrealized appreciation (depreciation)*	6,022,043	(19,805,356)	61,711,173

Total accumulated earnings	$6,099,669	$(19,805,356)	$65,380,765

*

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (“PFIC”) and mark to market on foreign currency.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2012, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

Fund	Capital Loss Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$(1,855,517)	$—	$(1,855,517)	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(49,156,382)	(8,311,714)	(40,844,668)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2012:

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	(1,061,875)	(5,867,768)
E.I.I. Global Property Fund	—	—

During the fiscal year ended June 30, 2012, the E.I.I. Realty Securities Fund and the E.I.I. Global Property Fund utilized $2,818,782 and $3,312,775 of prior year capital loss carryforwards, respectively.

G. Post October loss:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2012. For the fiscal year ended June 30, 2012 the Funds deferred to July 1, 2012, the following losses:

Fund	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	(3,913,562)	(22,663,509)
E.I.I. Global Property Fund	—	(35,060)	—

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2012 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$18,726,052	$6,368,681	$(346,638)	$6,022,043
E.I.I. International Property Fund	560,170,527	69,276,229	(89,052,816)	(19,776,587)
E.I.I. Global Property Fund	535,501,298	89,259,573	(27,524,445)	61,735,128

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2012

I. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through August 27, 2012 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 27, 2012

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2012

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 1.07% and 0.14%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.4480 per share (representing a total of $15,020,440). The total amount of taxes paid to such countries is $0.0240 per share (representing a total of $803,648). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.2022 per share (representing a total of $7,636,214). The total amount of taxes paid to such countries is $0.0075 per share (representing a total of $282,348).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 1.15%, 10.14% and 8.65%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

E.I.I. Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

At an in-person meeting held on May 8, 2012, the Board of Trustees (the Trustees or the Board), including the Trustees who are not interested persons (as defined by the Investment Company Act of 1940, as amended) (the Independent Trustees), of E.I.I. Realty Securities Trust (the Trust) considered the annual approval of the continuation of the Investment Advisory Agreement (the Advisory Agreement) between the Trust, on behalf of E.I.I. Realty Securities Fund (RSF), E.I.I. International Property Fund (IPF), E.I.I. Global Property Fund (EGF) (the Funds), and E.I.I. Realty Securities, Inc. (E.I.I. or the Adviser).

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees’ responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. (Lipper) based upon fund peer groups selected by Lipper.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2012

The Board also met with representatives from the Adviser to discuss information about the firm’s profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed the performance of the Funds as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the performance peer group). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2012, or since inception, as applicable).

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the management fee) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) each Fund’s contractual management fee rate was higher than the median management fee rates for funds selected by Lipper (the expense peer group) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; (ii) EGF’s actual management fee was above the median expense peer group but RSF’s and IPF’s were below the median expense peer groups; and (3) each Fund’s actual total expense ratios were below the expense peer group averages because of fee waivers. The Trustees concluded that the Fund’s total expense ratios and management fees were competitive with the expense peer groups. The Independent Trustees reviewed the structure of each Fund’s management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called fall out benefits derived by E.I.I. from its relationship with the Funds although it did consider whether E.I.I. realized any benefits as a result of brokerage transactions executed through soft dollar arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce E.I.I.’s cost but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that E.I.I.’s operations remained profitable, although reduced assets under management in recent years had reduced E.I.I.’s profitability. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund’s operations and the Trustees’ confidence in the

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2012

competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees’ executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2012

E.I.I. Realty Securities Trust

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Disinterested Trustee
Michael J. Abbott, 47 Independent Trustee	Trustee since June 2012	General Partner, Helios Advisors LLC, since July 2011; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007-2010.	3	Director, JSK Capital.
Warren K. Greene, 75 Chairman & Independent Trustee	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC, Senior Vice President, NorthCoast Asset Management LLC.	3	Trustee, Renaissance Capital Greenwich Funds.
Joseph Gyourko, 55 Independent Trustee	Trustee since June 1998	Martin Bucksbaum Professor of Real Estate, Finance, Business & Public Policy, The Wharton School, University of Pennsylvania.	3	None.
Juan M. Meyer, 67 Independent Trustee	Trustee since December 2005	Executive Vice President, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	Director, Cathay Investment Fund; Trustee, Northern Trust Multi- Advisor Fund.
“Interested” Trustee[3]
Richard J. Adler, 65 Chief Executive Officer & President	President since May 2004	Managing Director, E.I.I.	3	None.
Christian A. Lange, 72	Trustee since October 2003	President and Chief Executive Officer of European Investors Incorporated	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2012

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Officers
Richard J. Adler, 65	President since May 2004	Managing Director, E.I.I.	3	N/A
Kathleen Heineken, 30	Secretary since September 2010	Compliance Associate and Director of Mutual Fund Administration, E.I.I. since May 2007	3	N/A
Michael J. Meagher, 50	Treasurer since May 2003; Chief Compliance Officer since October 2004	Senior Vice President, Chief Compliance Officer and Director of Mutual Funds, E.I.I. since March 2003.	3	N/A
[1]	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.
[2]	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
[3]	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Investment Adviser & Administrator

E.I.I. Realty Securities, Inc.

640 Fifth Avenue

8th Floor

New York, NY 10019

(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Distributor

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Officers & Trustees

Richard J. Adler, President,

Chief Executive Officer & Trustee

Kathleen Heineken, Secretary

Michael J. Meagher, Treasurer &

Chief Compliance Officer

Warren K. Greene, Independent

Chairman & Trustee

Joseph Gyourko, Independent Trustee

Juan M. Meyer, Independent Trustee

Christian A. Lange, Trustee

Michael J. Abbott, Trustee

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $100,200 in 2011 and $105,300 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,000 in 2011 and $5,250 in 2012. Fees are for the Form N-1A review.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the registrant’s federal, state and excise tax returns are $12,600 in 2011 and $13,194 in 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,500 in 2011 and $3,500 in 2012. Fees are for the PFIC Analyzer.

(e)(1)	All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $21,100 in 2011 and $21,944 in 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	8/31/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	8/31/12

By (Signature and Title)*	/s/ Michael J. Meagher
Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date	8/31/12

* Print the name and title of each signing officer under his or her signature.